UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07136

Name of Fund:  BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield

Pennsylvania Quality Fund, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2018

Date of reporting period: 07/31/2018

Item 1 – Report to Stockholders

JULY 31, 2018

ANNUAL REPORT

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

BlackRock MuniYield Investment Quality Fund (MFT)

BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended July 31, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Strong equity performance worldwide was driven by synchronized economic growth across the most influential economies. However, volatility in emerging market stocks rose, as U.S.-China trade relations and debt concerns weighed heavily on the Chinese stock market, while Turkey became embroiled in a currency crisis shortly after the end of the reporting period.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession, but given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates three times during the reporting period. The Fed also reduced its $4.3 trillion balance sheet by approximately $180 billion during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing its commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.9%, wages increased, and the number of job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While U.S. monetary policy is seeking to restrain economic growth and inflation, fiscal policy has produced new sources of growth that could nourish the economy for the next few years. Corporate tax cuts and repatriation of capital held abroad could encourage a virtuous cycle of business spending. Lower individual tax rates coupled with the robust job market may refresh consumer spending.

We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. Given the deflationary forces of technology and globalization, a substantial increase in inflation is unlikely to materialize as long as the unemployment rate remains above 3.0%. However, we are closely monitoring trade protectionism and the rise of populism in Western nations. In particular, the outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	0.70%	16.24%
U.S. small cap equities (Russell 2000® Index)	6.75	18.73
International equities (MSCI Europe, Australasia, Far East Index)	(5.12)	6.40
Emerging market equities (MSCI Emerging Markets Index)	(11.94)	4.36
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.85	1.43
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.95)	(3.66)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.45)	(0.80)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.20	1.21
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.65	2.60
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended July 31, 2018

Municipal Market Conditions

Municipal bonds experienced positive performance during the period despite rising interest rates resulting from continued Fed monetary policy normalization, firmer economic data, and the anticipated impacts of fiscal stimulus. Ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in continued demand for fixed income investments. More specifically, investors favored the tax-exempt income, diversification, quality, and value of municipal bonds amid fiscal policy uncertainty, which saw tax reform ultimately lower the top individual tax rate just 2.6% while eliminating deductions and increasing demand for tax shelter. During the 12 months ended July 31, 2018, municipal bond funds experienced net inflows of approximately $24 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance was moderate from a historical perspective at $370 billion (well below the $408 billion issued in the prior 12-month period), but displayed significant month to month volatility. Notably, issuance in December posted the highest monthly total on record at $56 billion, as issuers rushed deals to market ahead of the expected elimination of the tax-exemption for advanced refunding bonds and possibly private activity bonds (PABs). Ultimately, the final version of the Tax Cuts and Jobs Act left PABs unchanged, though the elimination of advanced refundings has suppressed supply in 2018, providing a powerful technical tailwind.	S&P Municipal Bond Index
Total Returns as of July 31, 2018
6 months: 1.20%
12 months: 1.21%

A Closer Look at Yields

From July 31, 2017 to July 31, 2018, yields on AAA-rated 30-year municipal bonds increased by 27 basis points (“bps”) from 2.74% to 3.01%, while 10-year rates increased by 50 bps from 1.95% to 2.45% and 5-year rates increased by 76 bps from 1.21% to 1.97% (as measured by Thomson Municipal Market Data). The municipal yield curve bear flattened over the 12-month period with the spread between 2- and 30-year maturities flattening by 41 bps, however remained a significant 72 bps steeper than the corresponding U.S. Treasury curve.

During the same time period, on a relative basis, tax-exempt municipal bonds strongly outperformed U.S. Treasuries with the greatest outperformance experienced in the front and intermediate portions of the yield curve. The relative positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized problems among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — continue to exhibit improved credit fundamentals. However, several states with the largest unfunded pension liabilities are faced with elevated borrowing costs and difficult budgetary decisions. Across the country on the local level, property values support credit stability. Revenue bonds continue to drive performance as investors continue to seek higher yield bonds in the tobacco sector. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of July 31, 2018, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Funds’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”), Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Fund Summary as of July 31, 2018	BlackRock MuniHoldings California Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings California Quality Fund, Inc.’s (MUC) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes and California personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and California personal income taxes. Under normal market conditions, the Fund invests at least 80% of its assets in investment grade municipal obligations with remaining maturities of one year or more at the time of investment. The municipal obligations in which the Fund primarily invests are either rated investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUC
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of July 31, 2018 ($13.07)(a)	4.36%
Tax Equivalent Yield(b)	9.50%
Current Monthly Distribution per Common Share(c)	$0.0475
Current Annualized Distribution per Common Share(c)	$0.5700
Economic Leverage as of July 31, 2018(d)	42%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.1%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MUC(a)(b)	(7.03)%	1.54%
Lipper California Municipal Debt Funds(c)	(6.07)	1.15

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

The U.S. municipal bond market posted a narrow gain in the 12-month period, with the contribution from yield offsetting negative price performance. Although tax-exempt issues sold off sharply in early 2018 due to a spike in U.S. Treasury yields, the market was supported by the improving fundamentals of state and local issuers, as well as low new-issue supply from January onward. Short-term bonds, which have above-average sensitivity to Fed policy, generally lagged longer-term issues.

•

After a period of outperformance, California municipal bonds trailed the national market over the past 12 months due to the combination of richer valuations, tighter yield spreads, and significant new-issue supply.

•

Positions in high-grade, long-maturity bonds, especially those with shorter call dates, were the largest contributors to returns. (A call is when an issuer redeems a bond prior to its maturity date.) Such bonds outperformed in the sell-off, and then their prices quickly rebounded to account for the increased likelihood of being called after interest rates steadied. Health care and community college district bonds with these characteristics made even larger contributions, as their higher yield spreads led to both additional income and stronger relative price performance.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

•

The Fund’s use of leverage, while amplifying the impact of weak price performance, was a net contributor since it provided additional income. However, the cost of leverage increased due to rising short-term rates.

•

Positions in certain pre-refunded securities detracted from performance, as their short maturities were a headwind at a time of increasing interest rates. The Fund continued to hold the positions due to their attractive yields.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018 (continued)	BlackRock MuniHoldings California Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	07/31/18	07/31/17	Change	High	Low
Market Price	$13.07	$14.75	(11.39)%	$15.19	$12.99
Net Asset Value	15.03	15.53	(3.22)	15.71	14.84

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/18	07/31/17
County/City/Special District/School District	37%	37%
Health	19	18
Utilities	16	16
Transportation	13	18
Education	8	4
State	6	5
Corporate	1	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	4%
2019	13
2020	4
2021	13
2022	4

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/18	07/31/17
AAA/Aaa	14%	14%
AA/Aa	67	70
A	12	13
BBB/Baa	2	2
N/R(b)	5	1

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2018 and July 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Fund’s total investments.

FUND SUMMARY	7

Fund Summary as of July 31, 2018	BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings New Jersey Quality Fund, Inc.’s (MUJ) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income tax and New Jersey personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from U.S federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New Jersey personal income taxes. The municipal obligations in which the Fund primarily invests are either rated investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MUJ
Initial Offering Date	March 11, 1998
Yield on Closing Market Price as of July 31, 2018 ($12.90)(a)	4.88%
Tax Equivalent Yield(b)	9.72%
Current Monthly Distribution per Common Share(c)	$0.0525
Current Annualized Distribution per Common Share(c)	$0.6300
Economic Leverage as of July 31, 2018(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.77%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MUJ(a)(b)	(8.55)%	3.52%
Lipper New Jersey Municipal Debt Funds(c)	(5.76)	2.25

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

The U.S. municipal bond market posted a narrow gain in the 12-month period, with the contribution from yield offsetting negative price performance. Although tax-exempt issues sold off sharply in early 2018 due to a spike in U.S. Treasury yields, the market was supported by the improving fundamentals of state and local issuers, as well as low new-issue supply from January onward.

•	New Jersey bonds outpaced the national market due in part to investors’ positive reaction to legislation that redirected roughly $1 billion annually in lottery proceeds to the state’s pension funds.

•

Given that bond prices declined somewhat, the Fund’s return was primarily derived from income. The Fund’s use of leverage, while amplifying the impact of weak price performance, provided additional income and was therefore a net contributor. However, the cost of leverage increased due to rising short-term interest rates.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

•	At the sector level, positions in state tax-backed issues made the largest contribution to performance, followed by transportation and education.

•

Long-term bonds outperformed short-term debt, leading to a flattening of the yield curve. In this environment, the Fund’s positions in bonds with maturities of 20 years and above generated positive returns. Longer-bonds’ stronger performance also reflected their higher yields versus the market as a whole. Conversely, the Fund’s positions in shorter-maturity debt weighed on results as interest rate increases by the Fed continued to push short-term yields higher.

•

Positions in higher-yielding, lower-rated bonds performed well and outpaced the broader market. The category was boosted by improving credit fundamentals and the combination of strong investor demand and limited new-issue supply. Overall, however, the Fund’s emphasis on higher-quality bonds was a headwind to performance.

•	Reinvestment had an adverse effect on the Fund’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018 (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	07/31/18	07/31/17	Change	High	Low
Market Price	$12.90	$14.88	(13.31)%	$14.95	$12.90
Net Asset Value	15.28	15.57	(1.86)	15.84	15.05

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/18	07/31/17
Transportation	28%	27%
Education	18	20
State	18	19
County/City/Special District/School District	14	14
Health	10	12
Housing	5	4
Utilities	3	2
Corporate	2	2
Tobacco	2	—

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (b)

Calendar Year Ended December 31,
2018	4%
2019	4
2020	8
2021	16
2022	9

(b)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/18	07/31/17
AAA/Aaa	7%	8%
AA/Aa	38	43
A	21	31
BBB/Baa	30	18
N/R	4	—

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

FUND SUMMARY	9

Fund Summary as of July 31, 2018	BlackRock MuniYield Investment Quality Fund

Fund Overview

BlackRock MuniYield Investment Quality Fund’s (MFT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MFT
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2018 ($13.03)(a)	5.43%
Tax Equivalent Yield(b)	9.17%
Current Monthly Distribution per Common Share(c)	$0.0590
Current Annualized Distribution per Common Share(c)	$0.7080
Economic Leverage as of July 31, 2018(d)	42%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MFT(a)(b)	(5.85)%	0.92%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(4.84)	1.88

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

The U.S. municipal bond market posted a narrow gain in the 12-month period, with the contribution from yield offsetting negative price performance. Although tax-exempt issues sold off sharply in early 2018 due to a spike in U.S. Treasury yields, the market was supported by the improving fundamentals of state and local issuers, as well as low new-issue supply from January onward.

•

Positions in bonds with maturities of 20 years and above made a strong contribution to the Fund’s return. Longer-term bonds, in addition to generating stronger price performance than other market segments, also provided higher income.

•	Positions in A and BBB rated securities, particularly those in the transportation sector, were additive to results.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose (as prices fell), this aspect of the Fund’s positioning had a positive effect on returns.

•

The Fund’s use of leverage, while amplifying the impact of weak price performance, was a net contributor since it provided additional income. However, the cost of leverage increased due to rising short-term interest rates.

•

The Fund’s allocation to higher-quality securities detracted from performance relative to lower-rated issues, as the latter category provided higher income and stronger price performance. The Fund’s quality guidelines restrict the purchase of non-investment grade securities.

•	Positions in bonds with shorter and intermediate maturities, which lagged those with longer-dated maturities, also detracted from performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018 (continued)	BlackRock MuniYield Investment Quality Fund

Market Price and Net Asset Value Per Share Summary

	07/31/18	07/31/17	Change	High	Low
Market Price	$13.03	$14.67	(11.18)%	$15.32	$12.75
Net Asset Value	13.90	14.60	(4.79)	14.71	13.83

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/18	07/31/17
Transportation	34%	39%
Utilities	18	17
County/City/Special District/School District	16	17
Health	12	11
State	9	7
Education	4	4
Housing	4	3
Tobacco	2	1
Corporate	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	5%
2019	25
2020	4
2021	19
2022	2

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/18	07/31/17
AAA/Aaa	5%	7%
AA/Aa	54	59
A	23	22
BBB/Baa	12	11
N/R(b)	6	1

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2018 and July 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 1% of the Fund’s total investments.

FUND SUMMARY	11

Fund Summary as of July 31, 2018	BlackRock MuniYield Michigan Quality Fund, Inc.

Fund Overview

BlackRock MuniYield Michigan Quality Fund, Inc.’s (MIY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Michigan income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MIY
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2018 ($12.89)(a)	4.84%
Tax Equivalent Yield(b)	8.81%
Current Monthly Distribution per Common Share(c)	$0.0520
Current Annualized Distribution per Common Share(c)	$0.6240
Economic Leverage as of July 31, 2018(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 45.05%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MIY(a)(b)	(4.29)%	2.37%
Lipper Other States Municipal Debt Funds(c)	(7.04)	0.69

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

The U.S. municipal bond market posted a narrow gain in the 12-month period, with the contribution from yield offsetting negative price performance. Although tax-exempt issues sold off sharply in early 2018 due to a spike in U.S. Treasury yields, the market was supported by the improving fundamentals of state and local issuers, as well as low new-issue supply from January onward. Short-term bonds, which have above-average sensitivity to Fed policy, generally lagged longer-term issues.

•

Michigan’s municipal bond market outpaced the major national indexes due largely to a sharp decrease in new-issue supply. The state’s economy continued to improve modestly, and net migration turned positive in 2017 for the first time this decade.

•

Given that bond prices declined somewhat, the Fund’s return was primarily derived from income. The Fund’s use of leverage, while amplifying the impact of weak price performance, provided additional income and was therefore a net contributor. However, the cost of leverage increased due to rising short-term interest rates.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose (as prices fell), this aspect of the Fund’s positioning had a positive effect on returns.

•

Investments in lower-rated bonds (those rated A and below), which outpaced higher-quality issues, contributed positively. From a sector perspective, the Fund’s allocation to education issues made the largest contribution, while its holdings in the education sector detracted from performance.

•

The Fund’s positions in bonds with two- to five-year maturities hurt performance, as this area lagged the rest of the market. This allocation is largely comprised of advance-refunded bonds that the Fund purchased in a higher-yield environment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018 (continued)	BlackRock MuniYield Michigan Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	07/31/18	07/31/17	Change	High	Low
Market Price	$12.89	$14.19	(9.16)%	$14.35	$12.88
Net Asset Value	15.04	15.48	(2.84)	15.63	14.88

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/18	07/31/17
Health	25%	26%
Education	22	24
County/City/Special District/School District	18	17
State	13	11
Utilities	10	10
Transportation	6	7
Housing	4	3
Corporate	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	9%
2019	5
2020	4
2021	18
2022	8

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/18	07/31/17
AAA/Aaa	3%	5%
AA/Aa	69	64
A	22	26
BBB/Baa	3	3
N/R(b)	3	2

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2018 and July 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% and 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	13

Fund Summary as of July 31, 2018	BlackRock MuniYield Pennsylvania Quality Fund

Fund Overview

BlackRock MuniYield Pennsylvania Quality Fund’s (MPA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Pennsylvania income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MPA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2018 ($13.26)(a)	5.02%
Tax Equivalent Yield(b)	8.94%
Current Monthly Distribution per Common Share(c)	$0.0555
Current Annualized Distribution per Common Share(c)	$0.6660
Economic Leverage as of July 31, 2018(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 43.87%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MPA(a)(b)	(5.01)%	2.09%
Lipper Pennsylvania Municipal Debt Funds(c)	(1.19)	1.02

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

The U.S. municipal bond market posted a narrow gain in the 12-month period, with the contribution from yield offsetting negative price performance. Although tax-exempt issues sold off sharply in early 2018 due to a spike in U.S. Treasury yields, the market was supported by the improving fundamentals of state and local issuers, as well as low new-issue supply from January onward.

•

Pennsylvania bonds performed well in the period, as the state benefited from stable growth in primary revenue sources such as income and sales tax, as well as new recurring revenues from casinos and legalized sports gambling. Additionally, the state was able to close its budget gap with the one-time issuance of the tobacco settlement bonds.

•

Given that bond prices declined somewhat, the Fund’s return was primarily derived from income. The Fund’s use of leverage, while amplifying the impact of weak price performance, provided additional income and was therefore a net contributor. However, the cost of leverage increased due to rising short-term interest rates.

•

Long-term bonds outperformed short-term debt, leading to a flattening of the yield curve. In this environment, the Fund’s positions in bonds with maturities of 20 years and above generated positive returns. Longer-bonds’ stronger performance also reflected their higher yields versus the market as a whole. Conversely, the Fund’s positions in shorter-maturity debt weighed on results as interest rate increases by the Fed continued to push short-term yields higher.

•

Positions in higher-yielding, lower-rated bonds performed well and outpaced the broader market. The category was boosted by improving credit fundamentals and the combination of strong investor demand and limited new-issue supply. Overall, however, the Fund’s emphasis on higher-quality bonds was a headwind to performance.

•	At the sector level, positions in health care, education and transportation issues made the largest contributions to performance.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive impact on returns.

•	Reinvestment had an adverse effect on the Fund’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018 (continued)	BlackRock MuniYield Pennsylvania Quality Fund

Market Price and Net Asset Value Per Share Summary

	07/31/18	07/31/17	Change	High	Low
Market Price	$13.26	$14.69	(9.73)%	$14.88	$13.23
Net Asset Value	15.27	15.74	(2.99)	15.88	15.08

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/18	07/31/17
Education	23%	22%
Health	18	20
County/City/Special District/School District	17	19
State	13	13
Transportation	13	12
Utilities	8	5
Housing	6	7
Corporate	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (d)

Calendar Year Ended December 31,
2018	4%
2019	10
2020	6
2021	13
2022	8

(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/18	07/31/17
AAA/Aaa	1%	1%
AA/Aa	53	62
A	34	27
BBB/Baa	8	8
BB/Ba(b)	—	—
N/R(c)	4	2

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Represents less than 1% of the Fund’s total investments.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2018 and July 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Fund’s total investments.

FUND SUMMARY	15

Schedule of Investments July 31, 2018	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 112.7%

California — 112.7%
Corporate — 0.4%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 02/15/34	$2,435	$2,517,814

County/City/Special District/School District — 34.9%
California Municipal Finance Authority, ARB, Senior Lien-Linxs APM Project, AMT:
5.00%, 12/31/43	5,770	6,463,727
4.00%, 12/31/47	5,000	4,991,250
5.00%, 12/31/47	3,145	3,509,191
Centinela Valley Union High School District, GO, Election of 2010, Series A, 5.75%, 08/01/21(a)	9,120	10,231,819
Chabot-Las Positas Community College District, GO, Election of 2016, Series A, 4.00%, 08/01/47	1,500	1,557,465
Chaffey Joint Union High School District, GO, CAB, Election of 2012, Series C(b):
0.00%, 08/01/32	250	150,710
0.00%, 08/01/33	500	286,480
0.00%, 08/01/34	510	278,531
0.00%, 08/01/35	545	283,852
0.00%, 08/01/36	500	248,125
0.00%, 08/01/37	650	307,359
0.00%, 08/01/38	625	281,938
0.00%, 08/01/39	750	322,965
0.00%, 08/01/40	1,855	763,240
0.00%, 08/01/41	305	120,085
0.00%, 02/01/42	350	134,575
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 02/01/19(a)	3,500	3,582,845
County of Los Angeles California Public Works Financing Authority, Refunding RB, Series D, 5.00%, 12/01/45	1,430	1,624,952
County of Orange California Sanitation District, COP, Series A, 5.00%, 02/01/19(a)	2,500	2,547,450
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(a)	2,665	2,962,387
County of San Luis Obispo Community College District, GO, Refunding Series B, 4.00%, 08/01/43	3,555	3,725,284
County of Ventura California Community College District, GO, Election of 2002, Series C, 5.50%, 08/01/18(a)	4,000	4,000,000
Denair California Unified School District, GO, CAB, Election of 2007 (AGM), 0.00%, 08/01/41(b)	4,260	1,560,566
Fremont Union High School District, GO, Refunding, 4.00%, 08/01/40	2,500	2,594,525
Garden Grove Unified School District, GO, Election of 2010, Series C, 5.25%, 08/01/40	5,500	6,250,695
Gavilan Joint Community College District, GO, Election of 2004, Series D(a):
5.50%, 08/01/21	2,170	2,418,725
5.75%, 08/01/21	8,400	9,424,044
Grossmont California Healthcare District, GO, Election of 2006, Series B, 6.13%, 07/15/21(a)	2,000	2,258,740
Imperial Irrigation District, Series A, Electric System Revenue(a):
5.13%, 11/01/18	6,530	6,593,080
5.13%, 11/01/18	1,470	1,484,200
Kern Community College District, GO, Safety Repair & Improvements, Series C:
5.25%, 11/01/32	5,715	6,614,084
5.75%, 11/01/34	12,085	14,212,806

Security	Par (000)	Value
County/City/Special District/School District (continued)
Los Alamitos Unified School District, GO, Refunding, School Facilities Improvement:
5.25%, 08/01/23(a)	$2,185	$2,536,916
5.25%, 08/01/39	1,515	1,719,480
Los Angeles California Unified School District, GO, Election of 2008, Series B-1, 5.25%, 07/01/42	5,725	6,826,261
Los Rios Community College District, GO, Election of 2008, Series A, 5.00%, 08/01/20(a)	11,000	11,752,510
Mount San Jacinto Community College District, GO, Series A, 5.00%, 08/01/35	3,565	4,094,402
Oxnard Union High School District, GO, Refunding, Election of 2004, Series A (AGM), 5.00%, 08/01/20(a)	10,000	10,684,100
Rio Elementary School District, GO, Series A (AGM), 5.25%, 08/01/40	5,865	6,736,187
Riverside County Public Financing Authority, Tax Allocation Bonds, Series A (BAM), 4.00%, 10/01/40	2,545	2,609,745
San Benito High School District, GO, Election of 2016, 4.00%, 08/01/48(c)	5,000	5,128,350
San Diego California Unified School District, GO, CAB, Election of 2008, Series K-2(b):
0.00%, 07/01/38	2,755	1,279,505
0.00%, 07/01/39	3,340	1,484,697
0.00%, 07/01/40	4,285	1,826,353
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.50%, 02/01/19(a)	905	924,412
San Jose California Financing Authority, LRB, Convention Center Expansion & Renovation Project, Series A:
5.75%, 05/01/36	2,560	2,568,038
5.75%, 05/01/42	4,500	4,928,490
San Jose California Financing Authority, Refunding LRB, Civic Center Project, Series A, 5.00%, 06/01/39	5,800	6,461,316
San Marcos Public Facilities Authority, Refunding, Special Tax Bonds:
5.00%, 09/01/34	1,355	1,577,667
5.00%, 09/01/35	1,535	1,780,032
San Marcos Redevelopment Agency Successor Agency, Refunding, Tax Allocation Bonds, Series A:
5.00%, 10/01/32	1,700	1,954,269
5.00%, 10/01/33	1,125	1,286,179
San Marcos Unified School District, GO, Refunding, 4.00%, 08/01/37	4,000	4,222,800
Santa Clarita Community College District, GO, Refunding, 4.00%, 08/01/46	10,000	10,402,800
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 09/01/19(a)	5,635	5,899,394
Washington Township Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/38	1,625	1,891,013
West Contra Costa California Unified School District, GO:
Election of 2010, Series A (AGM), 5.25%, 08/01/21(a)	5,390	5,968,509
Election of 2010, Series B, 5.50%, 08/01/39	3,195	3,673,419
Election of 2012, Series A, 5.50%, 08/01/39	2,500	2,874,350

		214,876,889
Education — 7.7%
California Municipal Finance Authority, RB, Emerson College, 6.00%, 01/01/22(a)	2,750	3,140,555
California State University, Refunding RB, Systemwide, Series A, 5.00%, 11/01/48(c)	10,000	11,647,100
California Statewide Communities Development Authority, COP, Total Road Improvement Program, Series B, 3.50%, 12/01/46	1,740	1,700,119
California Statewide Communities Development Authority, RB, Green Bond, Marin General Hospital, 4.00%, 08/01/45	2,500	2,540,775

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Education (continued)
California Statewide Communities Development Authority, Refunding RB:
CHF-Irvine LLC, 5.00%, 05/15/40	$750	$832,530
Front Porch Communities and Services, 4.00%, 04/01/42	3,005	3,048,903
John Muir Health, Series A, 5.00%, 12/01/53	1,000	1,126,110
John Muir Health, Series A, 4.00%, 12/01/57	3,250	3,271,158
John Muir Health, Series A, 5.00%, 12/01/57	1,750	1,970,693
University of California, Refunding RB:
Series AO, 5.00%, 05/15/40	5,430	6,185,041
Series AZ, 4.00%, 05/15/48	6,000	6,171,240
Series AZ, 5.00%, 05/15/48	5,000	5,782,700

		47,416,924
Health — 18.6%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare, Series B, 6.25%, 08/01/19(a)	6,305	6,612,558
California Health Facilities Financing Authority, RB:
Children’s Hospital, Series A, 5.25%, 11/01/41	8,000	8,818,560
Lucile Slater Packard Children’s Hospital at Stanford, Series A, 4.00%, 11/15/47	825	846,227
Providence Health Services, Series B, 5.50%, 10/01/39	4,130	4,313,413
Sutter Health, Series A, 4.00%, 11/15/42	450	464,800
Sutter Health, Series A, 5.00%, 11/15/48	8,295	9,435,894
Sutter Health, Series B, 6.00%, 08/15/20(a)	9,655	10,531,191
California Health Facilities Financing Authority, Refunding RB, Series A:
Dignity Health, 6.00%, 07/01/19(a)	3,700	3,857,435
Providence Health and Services, 5.00%, 10/01/38	10,970	12,373,502
St. Joseph Health System, 5.00%, 07/01/37	10,000	11,071,000
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A:
5.00%, 02/01/37	3,110	3,457,574
5.00%, 02/01/42	5,250	5,812,327
California Public Finance Authority, Refunding RB, Sharp Healthcare, Series A, 5.00%, 08/01/47	2,110	2,378,392
California Statewide Communities Development Authority, RB, Huntington Memorial Hospital Project, 4.00%, 07/01/48	2,220	2,248,993
California Statewide Communities Development Authority, Refunding RB:
Front Porch Communities and Services, 4.00%, 04/01/47	2,655	2,680,090
Front Porch Communities and Services, 5.00%, 04/01/47	2,995	3,323,402
John Muir Health, Series A, 5.00%, 08/15/51	1,635	1,824,889
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	6,235	6,853,637
County of Santa Clara California, GO, Election of 2008, Series B, 4.00%, 08/01/43	10,225	10,529,603
Fremont Union High School District, GO, Refunding Series A, 4.00%, 08/01/46	7,000	7,301,140

		114,734,627
State — 9.9%
State of California, GO:
Various Purpose, 6.00%, 04/01/19(a)	9,820	10,129,919
Various Purpose, 6.00%, 04/01/38	17,945	18,462,713
Various Purposes, 6.00%, 03/01/33	5,000	5,344,350
Refunding, 5.00%, 08/01/45	11,190	12,767,342
Refunding Various Purpose, 5.00%, 10/01/39	2,545	2,915,450
Refunding Veterans Bond, 4.00%, 12/01/40	4,000	4,110,240

Security	Par (000)	Value
State (continued)
State of California Public Works Board, LRB:
Department of Education, Riverside Campus Project, Series B, 6.50%, 04/01/19(a)	$3,670	$3,797,900
Various Capital Projects, Series I, 5.50%, 11/01/33	2,015	2,326,539
State of California Public Works Board, RB, California State Prisons, Series C, 5.75%, 10/01/31	1,205	1,344,407

		61,198,860
Tobacco — 2.0%
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 3.50%, 06/01/36	11,915	11,980,533

Transportation — 17.3%
Alameda Corridor Transportation Authority, Refunding RB, 2nd Subordinate Lien, Series B, 5.00%, 10/01/35	1,500	1,685,700
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
2nd, 5.00%, 05/01/29	6,435	7,057,586
San Francisco International Airport, 5.00%, 05/01/41	5,000	5,569,400
City & County of San Francisco California Airports Commission, Refunding RB, Second Series E:
6.00%, 05/01/19(a)	745	770,993
6.00%, 05/01/39	8,905	9,204,831
City of Los Angeles California Department of Airports, ARB:
Los Angeles International Airport, Senior, Series D, 5.25%, 05/15/29	2,590	2,760,966
Senior Series A, AMT, 5.00%, 05/15/40	3,830	4,277,038
Series D, AMT, 5.00%, 05/15/35	2,000	2,247,780
Series D, AMT, 5.00%, 05/15/36	1,500	1,682,895
Sub-Series A, AMT, 5.00%, 05/15/47	2,440	2,732,288
City of Los Angeles California Department of Airports, RB, Subordinate, Series C, AMT, 5.00%, 05/15/44(c)	4,285	4,833,266
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 05/15/40	3,000	3,167,910
5.25%, 05/15/39	5,845	6,008,075
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 03/01/41	3,075	3,453,010
Series A, 5.00%, 03/01/47	11,770	13,151,798
Series A-1, 5.25%, 03/01/23	3,785	4,094,802
Series A-1, 6.25%, 03/01/34	1,400	1,553,748
County of Sacramento California Airport System Revenue, Refunding ARB:
Airport System Subordinate Revenue, Sub-Series B, 5.00%, 07/01/41	1,250	1,414,575
Senior Series A, 5.00%, 07/01/41	2,500	2,838,525
County of San Bernardino California Transportation Authority, RB, Series A, 5.25%, 03/01/40	4,545	5,187,072
County of San Diego Regional Airport Authority, ARB, Subordinate, Series B, AMT, 5.00%, 07/01/47	5,845	6,525,475
County of San Diego Regional Airport Authority, Refunding ARB, Subordinate, Series A, 5.00%, 07/01/42	4,275	4,899,706
Port of Los Angeles California Harbor Department, RB, Series B, 5.25%, 08/01/19(a)	5,530	5,745,172
Port of Los Angeles California Harbor Department, Refunding RB, Series A, AMT, 5.00%, 08/01/44	500	558,000
San Francisco Municipal Transportation Agency, RB, 4.00%, 03/01/46	5,000	5,206,400

		106,627,011
Utilities — 21.9%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 04/01/21(a)	2,200	2,419,934

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) July 31, 2018	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Utilities (continued)
City & County of San Francisco Public Utilities Commission Wastewater Revenue, Refunding RB, Sewer System, Series B, 4.00%, 10/01/42	$3,000	$3,101,040
City of Los Angeles California Department of Water & Power, RB, Water System, Series A, 5.38%, 07/01/38	9,375	9,529,312
City of Los Angeles California Department of Water & Power, Refunding RB, Water System, Series A, 5.25%, 07/01/39	16,000	17,365,280
City of Los Angeles California Wastewater System Revenue, Refunding RB, Sub-Series A:
5.00%, 06/01/20(a)	1,325	1,407,654
5.00%, 06/01/28	675	714,967
City of Richmond California Wastewater Revenue, Refunding RB, Series A, 5.25%, 08/01/47	9,105	10,655,126
City of San Francisco California Public Utilities Commission Water Revenue, RB:
Series A, 5.00%, 11/01/39	5,245	5,898,265
Series B, 5.00%, 11/01/19(a)	10,000	10,451,000
County of Los Angeles Facilities Inc., RB, Vermont Corridor County Administration Building, Series A, 5.00%, 12/01/51	18,270	20,986,542
County of Los Angeles Sanitation Districts Financing Authority, RB, Series A, 4.00%, 10/01/42	4,935	5,130,081
Dublin-San Ramon Services District Water Revenue, Refunding RB, 6.00%, 02/01/21(a)	4,000	4,433,320
East Bay California Municipal Utility District Water System Revenue, RB, Green Bond, Series A, 4.00%, 06/01/45	4,585	4,793,159
El Dorado Irrigation District/El Dorado County Water Agency, Refunding RB, Series A (AGM), 5.25%, 03/01/39	10,000	11,351,400
Los Angeles Department of Water, Refunding RB, Series A, 5.00%, 07/01/41	5,230	6,023,600
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A(a):
5.25%, 05/15/19	10,000	10,312,500
5.25%, 05/15/19	1,060	1,093,125
San Diego Unified School District, GO, Election of 2012, Green Bonds, Series G, 4.00%, 07/01/45	1,360	1,418,398
San Juan Water District, Refunding RB, San Juan & Citrus Heights, 5.25%, 02/01/33	7,325	8,088,705

		135,173,408

Total Municipal Bonds — 112.7% (Cost — $669,906,261)		694,526,066

Municipal Bonds Transferred to Tender Option Bond Trusts(d)

California — 61.5%
County/City/Special District/School District — 29.4%
County of Riverside California Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	10,000	11,538,700
County of San Luis California Obispo Community College District, GO, Refunding Election of 2014, Series A, 4.00%, 08/01/40	6,585	6,856,803
County of San Mateo California Community College District, GO, Election of 2014, Series A, 5.00%, 09/01/45	17,615	20,125,650
Foothill-De Anza Community College District, GO, Series C, 5.00%, 08/01/21(a)	40,000	43,972,050
Los Angeles Community College District California, GO(a):
Election of 2001, Series E-1, 5.00%, 08/01/18	11,770	11,770,000
Election of 2003, Series F-1, 5.00%, 08/01/18	10,000	10,000,000

Security	Par (000)	Value
County/City/Special District/School District (continued)
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 08/01/19(a)	$9,596	$10,035,514
Palomar Community College District, GO, Election of 2006, Series C, 5.00%, 08/01/44	15,140	17,300,705
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2, Series A, 5.00%, 10/01/43	9,990	11,385,869
Southwestern Community College District, GO, Election of 2008, Series D, 5.00%, 08/01/44	10,820	12,192,950
Visalia Unified School District, COP, (AGM), 4.00%, 05/01/48	8,493	8,574,442
West Valley-Mission Community College District, GO, Election of 2012, Series B, 4.00%, 08/01/40	17,000	17,758,455

		181,511,138
Education — 5.8%
California State University, Refunding RB, Series A, 5.00%, 11/01/43	6,001	6,804,147
University of California, RB:
Series AM, 5.25%, 05/15/44	10,210	11,699,894
Series O, 5.75%, 05/15/19(a)	11,193	11,578,618
University of California, Refunding RB, Series AF, 5.00%, 05/15/39	5,000	5,590,100

		35,672,759
Health — 15.2%
California Health Facilities Financing Authority, Refunding RB, Kaiser Permanent, Sub-Series A-2, 4.00%, 11/01/44	17,720	18,266,485
California Health Facilities Financing Authority, RB:
Lucile Salter Packard Children’s Hospital at Stanford, 5.00%, 11/15/56	6,000	6,763,760
Sutter Health, Series A, 5.00%, 08/15/52	14,520	15,794,420
California Health Facilities Financing Authority, Refunding RB:
Lucile Salter Packard Children’s Hospital, Series B, 5.00%, 08/15/55	4,500	5,022,630
Providence St. Joseph Health, Series A, 4.00%, 10/01/47	4,997	5,126,705
Sutter Health, Series A, 5.00%, 08/15/43	19,425	21,761,994
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	19,070	20,767,993

		93,503,987
Transportation — 5.7%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, 4.00%, 04/01/49(e)	10,005	10,337,566
City of Los Angeles California Department of Airports, ARB, Series D, AMT, 5.00%, 05/15/41	13,331	14,874,081
City of Los Angeles California Department of Airports, RB, AMT:
Los Angeles International Airport, Series B, 5.00%, 05/15/41	3,641	4,054,667
Senior Revenue, Series A, 5.00%, 05/15/40	5,500	6,141,382

		35,407,696
Utilities — 5.4%
City of Los Angeles California Wastewater System Revenue, RB, Green Bonds, Series A, 5.00%, 06/01/44	13,790	15,683,367
East Bay California Municipal Utility District Water System Revenue, RB, Series C, 5.00%, 06/01/44	11,000	12,450,460

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Utilities (continued)
Rancho Water District Financing Authority, Refunding RB, Series A (AGM):
5.00%, 08/01/18(a)	$2,013	$2,013,064
5.00%, 08/01/34	2,995	2,995,182

		33,142,073

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 61.5% (Cost — $369,643,871)		379,237,653

Total Investments — 174.2% (Cost — $1,039,550,132)		1,073,763,719
Liabilities in Excess of Other Assets — (2.7)%		(16,587,631)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (30.3)%		(186,788,797)
VMTP Shares at Liquidation Value — (41.2)%		(254,000,000)

Net Assets Applicable to Common Shares — 100.0%		$616,387,291

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)	When-issued security.
(d)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expires on April 1, 2025, is $6,875,658. See Note 4 of the Notes to Financial Statements for details.

During the year ended July 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/17	Net Activity	Shares Held at 07/31/18	Value at 07/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	593,400	(593,400)	—	$—	$38,515	$2,507	$—

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	127	09/19/18	$15,167	$100,970
Long U.S. Treasury Bond	246	09/19/18	35,170	265,350
5-Year U.S. Treasury Note	61	09/28/18	6,901	14,361

				$380,681

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$380,681	$—	$380,681

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) July 31, 2018	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

For the year ended July 31, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$3,131,031	$—	$3,131,031

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$437,957	$—	$437,957

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$56,092,482

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$1,073,763,719	$—	$1,073,763,719

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$380,681	$—	$—	$380,681

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(185,905,192)	$—	$(185,905,192)
VMTP Shares at Liquidation Value	—	(254,000,000)	—	(254,000,000)

	$—	$(439,905,192)	$—	$(439,905,192)

During the year ended July 31, 2018, there were no transfers between levels.

See notes to financial statements.

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2018	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 139.1%

New Jersey — 139.1%
Corporate — 4.4%
New Jersey EDA, RB, Provident Group-Kean Properties, Series A, 5.00%, 07/01/47	$795	$854,236
New Jersey EDA, Refunding RB:
Duke Farms Foundation Project, 4.00%, 07/01/46	2,770	2,882,434
New Jersey American Water Co., Inc. Project, Series A, AMT, 5.70%, 10/01/39	7,500	7,785,675
New Jersey American Water Co., Inc. Project, Series B, AMT, 5.60%, 11/01/34	3,150	3,316,352
Provident Group-Montclair Properties LLC (AGM), 5.00%, 06/01/42	4,790	5,281,789

		20,120,486
County/City/Special District/School District — 16.5%
Borough of Edgewater New Jersey Board of Education, GO, Refunding, (AGM)(a):
4.25%, 03/01/20	1,535	1,598,472
4.25%, 03/01/20	1,600	1,666,160
4.30%, 03/01/20	1,670	1,740,340
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	11,130	11,929,802
5.25%, 11/01/44	3,755	4,018,376
City of Bayonne New Jersey, GO, Refunding, Qualified General Improvement (BAM), 5.00%, 07/01/39	3,340	3,673,900
City of Perth Amboy New Jersey, GO, CAB, Refunding (AGM):
5.00%, 07/01/32	2,210	2,214,022
5.00%, 07/01/33	670	671,206
5.00%, 07/01/35	595	596,083
5.00%, 07/01/37	705	706,234
County of Essex New Jersey, GO, Vocational School, Series B, 3.00%, 09/01/46	2,700	2,380,239
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/27	250	306,710
5.50%, 10/01/28	4,840	5,983,982
County of Hudson New Jersey Improvement Authority, RB:
CAB, Series A-1 (NPFGC), 0.00%, 12/15/32(b)	1,000	605,680
Harrison Parking Facility Project, Series C (AGC), 5.25%, 01/01/39	3,000	3,043,680
Harrison Parking Facility Project, Series C (AGC), 5.38%, 01/01/44	5,000	5,074,750
County of Middlesex New Jersey Improvement Authority, RB, Senior Citizens Housing Project, AMT (AMBAC), 5.50%, 09/01/30	500	501,605
County of Monmouth New Jersey Improvement Authority, Refunding RB, Governmental Loan (AMBAC):
5.00%, 12/01/18	5	5,015
5.38%, 12/01/18	5	5,016
5.00%, 12/01/19	5	5,013
County of Union New Jersey, GO, Refunding(a):
4.00%, 03/01/21	75	79,064
4.00%, 03/01/21	70	73,793
4.00%, 03/01/21	80	84,334
4.00%, 03/01/21	3,575	3,777,989
4.00%, 03/01/21	3,580	3,783,272
4.00%, 03/01/21	4,045	4,274,675
County of Union New Jersey Utilities Authority, Refunding RB, Resources Recovery Facility, Covanta Union, Inc., AMT, Series A, 5.25%, 12/01/31	650	711,997
New Jersey EDA, RB, Motor Vehicle Surcharge, Series A(c):
5.25%, 07/01/26	1,415	1,704,070
(NPFGC), 5.25%, 07/01/25	535	636,094

Security	Par (000)	Value
County/City/Special District/School District (continued)
New Jersey Sports & Exposition Authority, Refunding RB, (NPFGC)(c):
5.50%, 03/01/21	$7,430	$8,112,148
5.50%, 03/01/22	4,200	4,711,602
Township of Irvington New Jersey, GO, Refunding Series A (AGM), 5.00%, 07/15/33	1,175	1,304,932

		75,980,255
Education — 25.7%
County of Gloucester New Jersey Improvement Authority, RB, Rowan University General Capital Improvement Projects:
5.00%, 07/01/44	1,985	2,170,201
Series A, 5.00%, 07/01/31	1,950	2,194,433
Series A, 5.00%, 07/01/32	1,775	1,995,136
Series A, 5.00%, 07/01/33	2,250	2,520,090
Series A, 5.00%, 07/01/34	1,200	1,340,880
New Jersey EDA, LRB, Rutgers — The State University of New Jersey, College Avenue Redevelopment Project, 5.00%, 06/15/33	3,065	3,418,640
New Jersey EDA, RB, Series A:
Foundation Academy Charter School Project, 5.00%, 07/01/38	190	203,851
Foundation Academy Charter School Project, 5.00%, 07/01/50	495	526,304
Provident Group — Rowan Properties LLC, 5.00%, 01/01/35	2,000	2,131,900
Provident Group — Rowan Properties LLC, 5.00%, 01/01/48	2,000	2,110,940
New Jersey Educational Facilities Authority, RB:
Higher Educational Capital Improvement Fund, Series A, 4.00%, 09/01/28	9,705	9,899,100
Higher Educational Capital Improvement Fund, Series A, 5.00%, 09/01/33	5,370	5,755,942
Rider University Issue, Series F, 4.00%, 07/01/42	2,365	2,269,832
Rider University Issue, Series F, 5.00%, 07/01/47	2,185	2,344,024
New Jersey Educational Facilities Authority, Refunding RB:
Montclair State University, Series A, 5.00%, 07/01/39	15,555	17,318,159
Montclair State University, Series A, 5.00%, 07/01/44	3,540	3,931,099
New Jersey Institute of Technology, Series H, 5.00%, 07/01/31	4,000	4,221,080
Princeton University, Series C, 5.00%, 07/01/29	2,730	3,277,092
Princeton University, Series I, 5.00%, 07/01/34	3,295	3,894,624
Seton Hall University, Series D, 5.00%, 07/01/38	500	551,850
Seton Hall University, Series D, 5.00%, 07/01/43	600	658,746
Stevens Institute of Technology, Series A, 4.00%, 07/01/47	1,145	1,162,152
Stockton University, Series A, 5.00%, 07/01/41	2,370	2,556,021
William Paterson University (AGC), 5.00%, 07/01/28	20	20,050
William Paterson University (AGC), 4.75%, 07/01/34	380	380,768
New Jersey Higher Education Student Assistance Authority, RB, AMT, Student Loan:
Senior Series 1A, 4.00%, 12/01/28	1,040	1,064,887
Senior Series 1A, 4.50%, 12/01/28	2,225	2,310,863
Senior Series 1A, 4.00%, 12/01/29	690	701,778
Senior Series 1A, 4.00%, 12/01/29	4,990	5,093,143
Senior Series 1A, 4.50%, 12/01/29	2,785	2,887,961
Senior Series 1A, 4.63%, 12/01/30	2,725	2,838,169
Senior Series 1A, 4.00%, 12/01/31	1,125	1,141,493
Senior Series 1A, 4.25%, 12/01/32	1,790	1,830,203
Senior Series 1A, 4.13%, 12/01/35	690	698,294
Senior Series 1A, 4.50%, 12/01/36	1,575	1,623,841
Sub-Series C, 4.00%, 12/01/48	1,760	1,717,584

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) July 31, 2018	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Education (continued)
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.38%, 12/01/24	$755	$808,673
5.50%, 12/01/26	905	961,391
New Jersey Institute of Technology, RB, Series A:
5.00%, 07/01/22(a)	2,120	2,365,878
5.00%, 07/01/42	4,825	5,223,255
5.00%, 07/01/45	7,500	8,360,700
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/30	1,565	1,742,768

		118,223,795
Health — 14.9%
County of Camden New Jersey Improvement Authority, Refunding RB, Cooper Healthcare System, Series A, 5.00%, 02/15/33	2,000	2,143,520
New Jersey Health Care Facilities Financing Authority, RB:
Inspira Health Obligated Group, 5.00%, 07/01/42	2,270	2,525,057
Robert Wood Johnson University Hospital, Series A, 5.50%, 07/01/43	7,105	7,965,913
Virtua Health, Series A (AGC), 5.50%, 07/01/38	4,035	4,176,750
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 5.50%, 07/01/21(a)	4,055	4,480,207
AHS Hospital Corp., 6.00%, 07/01/21(a)	4,180	4,677,378
Catholic Health East Issue, 5.00%, 11/15/33	1,925	2,057,382
Hackensack University Medical Center (AGM), 4.63%, 01/01/20(a)	7,795	8,120,987
Meridian Health System Obligated Group, 5.00%, 07/01/25	1,000	1,105,230
Meridian Health System Obligated Group, 5.00%, 07/01/26	3,720	4,104,090
Princeton Healthcare System, 5.00%, 07/01/34	1,330	1,523,169
Princeton Healthcare System, 5.00%, 07/01/39	1,825	2,074,879
RWJ Barnabas Health Obligated Group, Series A, 4.00%, 07/01/43	1,865	1,914,628
RWJ Barnabas Health Obligated Group, Series A, 5.00%, 07/01/43	3,080	3,439,713
St. Barnabas Health Care System, Series A, 5.00%, 07/01/21(a)	3,640	3,964,834
St. Barnabas Health Care System, Series A, 5.63%, 07/01/21(a)	4,450	4,925,660
St. Barnabas Health Care System, Series A, 5.63%, 07/01/21(a)	4,860	5,379,485
Virtua Health, 5.00%, 07/01/28	3,000	3,364,590
Virtua Health, 5.00%, 07/01/29	715	798,062

		68,741,534
Housing — 7.6%
County of Atlantic New Jersey Improvement Authority, RB, Stockton University Atlantic City, Series A (AGM), 4.00%, 07/01/46	1,300	1,329,198
New Jersey Housing & Mortgage Finance Agency, RB:
Capital Fund Program, Series A (AGM), 5.00%, 05/01/27	4,940	4,950,572
M/F Housing, Series A, 4.55%, 11/01/43	4,710	4,828,315
S/F Housing, Series B, 4.50%, 10/01/30	8,630	8,943,614
New Jersey Housing & Mortgage Finance Agency, Refunding RB:
M/F Housing, Series 2, AMT, 4.60%, 11/01/38	3,120	3,216,876
M/F Housing, Series 2, AMT, 4.75%, 11/01/46	3,795	3,913,935
Series D, AMT, 4.25%, 11/01/37	490	492,225
Series D, AMT, 4.35%, 11/01/42	1,000	1,007,140
Single Family Housing, Series A, 3.75%, 10/01/35	6,375	6,384,562

		35,066,437

Security	Par (000)	Value
State — 24.9%
Garden State Preservation Trust, RB, CAB, Series B (AGM)(b):
0.00%, 11/01/23	$15,725	$13,752,928
0.00%, 11/01/25	10,000	8,122,500
Garden State Preservation Trust, Refunding RB, Series C (AGM):
5.25%, 11/01/20	5,000	5,357,500
5.25%, 11/01/21	7,705	8,439,903
New Jersey EDA, RB:
CAB, Motor Vehicle Surcharge, Series A (NPFGC), 0.00%, 07/01/21(b)	2,325	2,151,462
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 07/01/25	4,465	5,052,237
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 07/01/24	1,785	2,008,321
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 07/01/26	6,085	6,955,459
School Facilities Construction (AGC), 6.00%, 12/15/18(a)	3,960	4,027,399
School Facilities Construction (AGC), 6.00%, 12/15/18(a)	40	40,688
School Facilities Construction, Series KK, 5.00%, 03/01/38	325	338,728
School Facilities Construction, Series Y, 5.00%, 09/01/18(a)	1,000	1,002,940
Series WW, 5.25%, 06/15/33	380	415,906
Series WW, 5.00%, 06/15/34	5,500	5,919,595
Series WW, 5.00%, 06/15/36	3,115	3,333,175
Series WW, 5.25%, 06/15/40	8,375	9,045,000
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 06/15/24	5,000	5,373,950
Cigarette Tax, 5.00%, 06/15/26	1,250	1,332,638
Cigarette Tax, 5.00%, 06/15/28	2,430	2,577,015
Cigarette Tax, 5.00%, 06/15/29	3,195	3,381,141
School Facilities Construction, Series N-1 (NPFGC), 5.50%, 09/01/27	1,000	1,170,520
School Facilities Construction, Series NN, 5.00%, 03/01/29	5,000	5,334,350
Sub Series A, 5.00%, 07/01/33	3,875	4,257,501
Sub Series A, 4.00%, 07/01/34	8,800	8,779,232
Sub-Series A, 4.00%, 07/01/32	5,000	5,014,750
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 06/15/19(a)	1,580	1,630,955

		114,815,793
Tobacco — 4.0%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.25%, 06/01/46	1,560	1,746,747
Sub-Series B, 5.00%, 06/01/46	15,515	16,621,530

		18,368,277
Transportation — 35.8%
Delaware River Port Authority, RB:
5.00%, 01/01/29	2,000	2,236,620
5.00%, 01/01/37	8,830	9,738,695
Series D, 5.05%, 01/01/35	1,430	1,490,274
Series D (AGM), 5.00%, 01/01/40	5,200	5,423,756
New Brunswick Parking Authority, Refunding RB, City Guaranteed, Series B (AGM):
3.00%, 09/01/39	2,500	2,233,225
4.00%, 09/01/40	2,000	2,047,140
New Jersey EDA, RB, Goethals Bridge Replacement Project, AMT, Private Activity Bond:
5.38%, 01/01/43	7,730	8,450,900
5.13%, 01/01/34	2,290	2,493,215
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 01/01/35	1,440	1,642,378
Series E, 5.00%, 01/01/45	8,000	8,863,040

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Transportation (continued)
New Jersey State Turnpike Authority, Refunding RB:
Series A (AGM), 5.25%, 01/01/29	$4,000	$4,896,040
Series A (AGM), 5.25%, 01/01/30	4,000	4,920,880
Series A (BHAC), 5.25%, 01/01/29	500	612,005
Series E, 5.00%, 01/01/32	1,850	2,151,457
Series G, 4.00%, 01/01/43	3,320	3,454,792
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/35(b)	6,000	2,741,760
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/32(b)	8,800	4,960,032
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/35(b)	4,160	1,933,526
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/36(b)	7,210	3,160,792
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/30	2,250	2,498,287
Federal Highway Reimbursement Revenue Notes, Series A-2, 5.00%, 06/15/30	7,020	7,036,006
Transportation Program, Series AA, 5.00%, 06/15/33	3,000	3,148,110
Transportation Program, Series AA, 5.25%, 06/15/33	5,690	6,082,041
Transportation Program, Series AA, 5.25%, 06/15/34	1,305	1,424,173
Transportation Program, Series AA, 5.00%, 06/15/38	2,340	2,478,809
Transportation System, Series A, 6.00%, 06/15/35	6,365	6,928,111
Transportation System, Series A, 5.00%, 06/15/42	5,000	5,195,550
Transportation System, Series A (AGC), 5.63%, 12/15/28	2,780	2,818,670
Transportation System, Series A (NPFGC), 5.75%, 06/15/24	1,205	1,391,184
Transportation System, Series B, 5.25%, 06/15/36	2,500	2,606,550
Transportation System, Series D, 5.00%, 06/15/32	3,300	3,556,839
New Jersey Transportation Trust Fund Authority, Refunding RB, Federal Highway Reimbursement, Series A, 5.00%, 06/15/31	6,730	7,443,313
New Jersey Turnpike Authority, Refunding RB:
Series B, 5.00%, 01/01/40	11,000	12,530,980
Series G, 5.00%, 01/01/37	5,000	5,726,450
Port Authority of New York & New Jersey, ARB:
Consolidated, 93rd Series, 6.13%, 06/01/94	1,000	1,198,500
Special Project, JFK International Air Terminal LLC Project, Series 6, AMT (NPFGC), 5.75%, 12/01/25	3,000	3,131,340
Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	4,000	4,362,440
Port Authority of New York & New Jersey, Refunding ARB, AMT:
178th Series, 5.00%, 12/01/33	4,005	4,427,888
Consolidated, 206th Series, 5.00%, 11/15/42	3,110	3,492,717
Consolidated, 206th Series, 5.00%, 11/15/47	3,475	3,887,969

		164,816,454
Utilities — 5.3%
County of Essex New Jersey Utilities Authority, Refunding RB, (AGC), 4.13%, 04/01/22	2,000	2,027,440
North Hudson New Jersey Sewerage Authority, Refunding RB, Series A (NPFGC), 5.13%, 08/01/20(c)	6,045	6,449,894
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC)(b):
0.00%, 09/01/26	4,100	3,230,882
0.00%, 09/01/28	6,600	4,801,962
0.00%, 09/01/29	9,650	6,743,902
0.00%, 09/01/33	2,350	1,392,587

		24,646,667

Total Municipal Bonds — 139.1% (Cost — $610,093,556)		640,779,698

Security	Par (000)	Value
Municipal Bonds Transferred to Tender Option Bond Trusts(d)

New Jersey — 25.0%
County/City/Special District/School District — 5.9%
County of Union New Jersey Utilities Authority, Refunding RB, Series A, AMT:
County Deficiency Agreement, 5.00%, 06/15/41	$7,573	$8,166,804
Resource Recovery Facility, Covanta Union, Inc., 5.25%, 12/01/31	17,300	18,931,217

		27,098,021
Education — 3.5%
Rutgers — The State University of New Jersey, Refunding RB:
Series F, 5.00%, 05/01/19(a)	4,998	5,127,832
Series L, 5.00%, 05/01/43	10,000	11,082,400

		16,210,232
Health — 1.4%
New Jersey Health Care Facilities Financing Authority, RB, Inspira Health Obligated Group, 4.00%, 07/01/47	6,133	6,173,765

State — 4.7%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	12,460	14,655,701
New Jersey EDA, Refunding RB, School Facilities Construction, Series NN, 5.00%, 03/01/29(e)	6,698	7,146,111

		21,801,812
Transportation — 9.5%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 05/01/51	3,120	3,525,935
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 07/01/22(a)(e)	9,300	10,342,321
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(e)	2,661	2,773,996
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, AMT:
163rd Series, 5.00%, 07/15/39	15,545	16,491,210
169th Series, 5.00%, 10/15/41	10,000	10,745,500

		43,878,962

Total Municipal Bonds Transferred to Tender Option Bond Trusts —25.0% (Cost — $108,525,763)		115,162,792

Total Long-Term Investments — 164.1% (Cost — $718,619,319)		755,942,490

	Shares
Short-Term Securities — 0.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.85%(f)(g)	1,217,685	1,217,929

Total Short-Term Securities — 0.2% (Cost — $1,217,929)		1,217,929

Total Investments — 164.3% (Cost — $719,837,248)		757,160,419
Other Assets Less Liabilities — 0.8%		3,100,464
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.7)%		(62,906,071)
VRDP Shares at Liquidation Value, Net of Deferred Costs — (51.4)%		(236,627,862)

Net Assets Applicable to Common Shares — 100.0%		$460,726,950

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) July 31, 2018	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(d)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expires Between June 15, 2019 to September 1, 2020, is $13,907,845. See Note 4 of the Notes to Financial Statements for details.

(f)	Annualized 7-day yield as of period end.

(g)

During the year ended July 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/17	Net Activity	Shares Held at 07/31/18	Value at 07/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	20,456,541	(19,238,856)	1,217,685	$1,217,929	$36,018	$1,292	$(1,296)

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	87	09/19/18	$10,390	$68,856
11-Long U.S. Treasury Bond	92	09/19/18	13,153	66,223
5-Year U.S. Treasury Note	46	09/28/18	5,204	19,747

				$154,826

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$154,826	$—	$154,826

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$2,837,857	$—	$2,837,857

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$187,736	$—	$187,736

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$38,999,543

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$755,942,490	$—	$755,942,490
Short-Term Securities	1,217,929	—	—	1,217,929

Total	$1,217,929	$755,942,490	$—	$757,160,419

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$154,826	$—	$—	$154,826

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(62,747,370)	$—	$(62,747,370)
VRDP Shares at Liquidation Value	—	(237,100,000)	—	(237,100,000)

	$—	$(299,847,370)	$—	$(299,847,370)

During the year ended July 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments July 31, 2018	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 127.4%

Alabama — 4.3%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC)(a):
6.00%, 06/01/19	$2,985	$3,095,385
6.13%, 06/01/19	1,500	1,557,015
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	350	384,542

		5,036,942
California — 18.1%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/20(a)	1,150	1,254,362
California Municipal Finance Authority, ARB, Senior Lien-Linxs APM Project, AMT, 4.00%, 12/31/47	780	778,635
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
2nd, 5.50%, 05/01/28	720	822,334
2nd, 5.25%, 05/01/33	560	625,850
5.00%, 05/01/44	745	820,610
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT:
5.50%, 03/01/30	1,600	1,730,880
6.25%, 03/01/34	1,250	1,387,275
County of Riverside Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/40	2,000	2,317,880
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/33	970	1,131,971
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 08/01/21(a)	1,000	1,114,620
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series J:
5.25%, 05/15/23(a)	1,740	2,020,123
5.25%, 05/15/38	495	557,454
San Diego Public Facilities Financing Authority Water, Refunding RB, Series B (AGC), 5.38%, 08/01/19(a)	1,020	1,060,943
State of California, GO, Various Purposes (AGC), 5.50%, 11/01/39	3,450	3,614,530
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.50%, 11/01/31	1,000	1,155,680
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	490	557,669
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/40	370	429,452

		21,380,268
Colorado — 2.1%
City & County of Denver Colorado Airport System Revenue, ARB, Series A, AMT:
5.50%, 11/15/28	500	572,760
5.50%, 11/15/30	225	257,022
5.50%, 11/15/31	270	307,997
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 05/15/19(a)	1,300	1,345,721

		2,483,500
Connecticut — 1.5%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Sub-Series B-1, 4.00%, 05/15/45	425	429,378
State of Connecticut, GO, Series A, 5.00%, 04/15/37	1,180	1,299,994

		1,729,372

Security	Par (000)	Value
Delaware — 0.8%
County of Kent Delaware, RB, CHF Dover LLC, Delaware State University Project, Series A, 5.00%, 07/01/58	$850	$900,363

Florida — 13.6%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	270	305,610
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 5.00%, 10/01/45	575	633,800
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	1,170	1,319,058
County of Lee Florida HFA, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 6.00%, 09/01/40	65	65,409
County of Lee Florida Revenue, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	1,000	1,081,410
County of Manatee Florida HFA, RB, S/F Housing, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 09/01/40	55	55,788
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 6.00%, 10/01/38	1,840	2,120,232
Series A, 5.50%, 10/01/42	2,125	2,370,841
Series B, AMT, 6.00%, 10/01/26	590	674,063
Series B, AMT, 6.00%, 10/01/27	775	885,422
Series B, AMT, 6.25%, 10/01/38	310	358,332
Series B, AMT, 6.00%, 10/01/42	410	467,154
County of Miami-Dade Florida, Refunding RB:
Seaport Department, Series D, AMT, 6.00%, 10/01/26	735	839,723
Water & Sewer System, Series B, 5.25%, 10/01/29	500	566,725
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/31	2,165	2,357,122
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project, 5.00%, 08/01/41	1,000	1,086,680
Reedy Creek Florida Improvement District, GO, Series A, 5.25%, 06/01/32	710	806,610

		15,993,979
Georgia — 0.6%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, Series B, 3.50%, 11/01/43	280	272,197
County of Georgia Housing & Finance Authority, RB, S/F Housing, Series A:
3.95%, 12/01/43	310	310,905
4.00%, 12/01/48	160	160,110

		743,212
Hawaii — 1.9%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/45	1,000	1,109,520
State of Hawaii Airports System Revenue, COP, AMT:
5.25%, 08/01/25	250	279,490
5.25%, 08/01/26	810	901,149

		2,290,159
Idaho — 0.5%
Idaho Health Facilities Authority, Refunding RB, St. Luke’s Health System Project, Series A(b):
4.00%, 03/01/43	155	154,036
4.00%, 03/01/38	315	315,252
4.00%, 03/01/48	155	154,464

		623,752
Illinois — 18.6%
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/41	1,010	1,091,345

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Illinois (continued)
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien:
Series A, 5.75%, 01/01/21(a)	$645	$704,585
Series A, 5.75%, 01/01/39	125	135,374
Series C, 6.50%, 01/01/21(a)	3,680	4,084,837
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 12/01/18(a)	1,400	1,421,308
Sales Tax Receipts, 5.25%, 12/01/36	1,000	1,067,820
City of Chicago Illinois Transit Authority, Refunding RB, Federal Transit Administration, Section 5309 (AGM), 5.00%, 06/01/28	3,000	3,136,590
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 01/01/42	1,375	1,446,665
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	1,000	1,055,590
5.25%, 12/01/43	1,190	1,238,100
Illinois Finance Authority, RB, Series A:
Carle Foundation, 6.00%, 08/15/41	1,555	1,711,713
Chicago LLC, University of Illinois at Chicago Project, 5.00%, 02/15/37	480	523,315
Railsplitter Tobacco Settlement Authority, RB(a):
5.50%, 06/01/21	940	1,034,714
6.00%, 06/01/21	270	300,912
State of Illinois, GO:
5.25%, 02/01/32	1,000	1,057,100
5.50%, 07/01/33	1,500	1,590,495
5.50%, 07/01/38	280	294,731

		21,895,194
Indiana — 4.1%
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC):
5.50%, 01/01/19(a)	840	854,398
5.50%, 01/01/38	3,470	3,526,110
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 07/01/40	375	400,357

		4,780,865
Kentucky — 0.9%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC)(a):
5.25%, 02/01/19	885	902,045
5.25%, 02/01/19	115	117,215

		1,019,260
Louisiana — 2.1%
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring(a):
Series A-1 (AGC), 6.00%, 01/01/19	375	382,196
Series A-2 (AGC), 6.00%, 01/01/19	160	163,071
Lake Charles Louisiana Harbor & Terminal District, RB, Series B, AMT (AGM), 5.50%, 01/01/29	1,000	1,125,110
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 05/15/29	805	833,537

		2,503,914
Massachusetts — 1.7%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A, 5.00%, 01/01/47	645	702,695
Massachusetts Development Finance Agency, Refunding RB, Emerson College, 5.00%, 01/01/41	525	563,945
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	760	769,340

		2,035,980

Security	Par (000)	Value
Michigan — 2.7%
City of Detroit Michigan Water Supply System Revenue, RB, 2nd Lien, Series B (AGM):
6.25%, 07/01/19(a)	$1,795	$1,870,569
6.25%, 07/01/36	5	5,197
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 09/01/18(a)	665	668,704
State of Michigan Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	605	603,923

		3,148,393
Minnesota — 2.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC):
6.50%, 11/15/18(a)	460	466,836
6.50%, 11/15/38	2,540	2,577,287

		3,044,123
Mississippi — 1.5%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	1,190	1,437,686
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 08/01/23(a)	260	299,861

		1,737,547
Nevada — 3.4%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 07/01/39	2,375	2,490,211
County of Clark Nevada Water Reclamation District, GO, Series A, 5.25%, 07/01/19(a)	1,500	1,550,985

		4,041,196
New Jersey — 7.1%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	1,000	1,093,260
Private Activity Bond, Goethals Bridge Replacement Project, AMT (AGM), 5.00%, 01/01/31	530	585,380
School Facilities Construction (AGC), 6.00%, 12/15/18(a)	980	996,680
School Facilities Construction (AGC), 6.00%, 12/15/18(a)	20	20,344
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 07/01/38	1,400	1,449,182
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series AA, 5.50%, 06/15/39	1,600	1,717,600
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/36	395	441,120
Series A, 5.00%, 06/01/46	1,255	1,378,592
Series A, 5.25%, 06/01/46	325	363,906
Sub-Series B, 5.00%, 06/01/46	315	337,466

		8,383,530
New York — 6.1%
City of New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4 (AGC), 5.50%, 01/15/29	2,000	2,037,040
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	1,545	1,596,371
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	165	186,112
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	600	649,638
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 07/15/36	2,500	2,695,375

		7,164,536

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Ohio — 1.4%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 02/15/31	$1,500	$1,677,210

Oklahoma — 1.1%
Norman Regional Hospital Authority, Refunding RB, 5.00%, 09/01/37	400	441,608
Oklahoma Development Finance Authority, RB, Provident Oklahoma Education Resources, Inc., Cross Village Student Housing Project, Series A, 5.25%, 08/01/57	915	897,020

		1,338,628
Oregon — 0.2%
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(c)	475	212,572

Pennsylvania — 0.8%
Pennsylvania Housing Finance Agency, RB, S/F Housing Mortgage, Series 123-B, 4.00%, 10/01/42	940	953,715

Rhode Island — 0.4%
Rhode Island Student Loan Authority, Refunding RB, Senior-Series A, AMT, 3.50%, 12/01/34	485	484,985

South Carolina — 8.1%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	1,470	1,682,371
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.50%, 07/01/26	1,810	2,060,468
6.00%, 07/01/38	1,155	1,310,486
5.50%, 07/01/41	1,000	1,110,510
State of South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/50	750	833,362
State of South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	40	43,291
State of South Carolina Public Service Authority, Refunding RB:
Series C, 5.00%, 12/01/46	1,795	1,906,793
Series E, 5.25%, 12/01/55	550	594,732

		9,542,013
Texas — 17.6%
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 03/01/37	930	1,036,606
City of Frisco Texas ISD, GO, School Building (AGC), 5.50%, 08/15/41	1,210	1,258,037
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC):
5.38%, 05/15/19(a)	950	978,414
6.00%, 05/15/19(a)	2,560	2,649,011
6.00%, 05/15/19(a)	1,945	2,012,628
6.00%, 11/15/35	140	144,913
6.00%, 11/15/36	110	113,860
5.38%, 11/15/38	50	51,436
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC):
6.50%, 01/01/19(a)	265	270,631
6.50%, 07/01/37	835	851,408
Dallas-Fort Worth International Airport, Refunding ARB, Joint Revenue, Series E, AMT, 5.50%, 11/01/27	2,500	2,835,000
Dallas-Fort Worth Texas International Airport, ARB, Joint Improvement, Series H, AMT, 5.00%, 11/01/37	980	1,051,481
Del Mar College District, GOL, Series B, 4.00%, 08/15/48(b)	710	719,968
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	730	830,302

Security	Par (000)	Value
Texas (continued)
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 09/01/21(a)	$2,120	$2,343,914
North Texas Tollway Authority, Refunding RB, 1st Tier(a):
(AGM), 6.00%, 01/01/21	1,000	1,099,510
Series K-1 (AGC), 5.75%, 01/01/19	1,400	1,425,438
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 03/15/38	420	468,334
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, Blueridge Transportation Group, AMT, 5.00%, 12/31/55	525	563,251

		20,704,142
Virginia — 1.2%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 01/01/43	380	412,843
State of Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18(a)	1,000	1,017,200

		1,430,043
Washington — 1.6%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 02/01/21(a)	1,000	1,085,670
State of Washington, GO, Various Purposes, Series B, 5.25%, 02/01/21(a)	725	787,111

		1,872,781
Wisconsin — 0.8%
State of Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert Health, Inc. Obligated Group, 4.00%, 04/01/39	270	271,957
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, WHPC Madison Pool Project, Series A, 4.70%, 07/01/47	660	685,298

		957,255

Total Municipal Bonds — 127.4% (Cost — $141,798,621)		150,109,429

Municipal Bonds Transferred to Tender Option Bond Trusts(d)

California — 5.8%
City of Los Angeles California Department of Airports, ARB, Los Angeles International Airport, Series B, AMT, 5.00%, 05/15/46	2,050	2,274,906
Fremont Union High School District, GO, Refunding Series A, 4.00%, 08/01/46	1,520	1,585,390
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2, Series A, 5.00%, 10/01/43	2,565	2,923,399

		6,783,695
Connecticut — 1.2%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,216	1,357,024

District of Columbia — 0.6%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/18(a)(e)	759	765,135

Florida — 2.1%
County of Hillsborough Florida Aviation Authority, ARB, Tampa International Airport, Series A, AMT (AGC), 5.50%, 10/01/38	2,499	2,512,327

Georgia — 0.9%
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	1,025	1,046,199

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Idaho — 1.4%
Idaho State Building Authority, RB, State Office Campus Project, Series A, 4.00%, 09/01/48	$1,570	$1,629,338

Illinois — 0.9%
State of Illinois Toll Highway Authority, RB, Series C, 5.00%, 01/01/38	1,004	1,105,582

Nevada — 5.6%
County of Clark Nevada Water Reclamation District, GO, Series B, 5.50%, 07/01/19(a)	1,994	2,066,669
Las Vegas Valley Water District, GO, Refunding, Series C, 5.00%, 06/01/28	4,200	4,537,827

		6,604,496
New Jersey — 2.1%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,410	1,427,231
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(e)	1,000	1,042,856

		2,470,087
New York — 12.8%
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	1,095	1,130,700
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series BB, 5.25%, 06/15/44	2,999	3,296,890
City of New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 01/15/39	1,000	1,015,905
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 02/15/47(e)	1,000	1,093,527
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,000	3,284,406
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(e)	1,770	1,966,549
State of New York Dormitory Authority, ERB, Personal Income Tax, Series B, 5.25%, 03/15/19(a)	3,250	3,326,765

		15,114,742
North Carolina — 0.8%
North Carolina Housing Finance Agency, RB, S/F Housing, Series 39-B (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 01/01/48	902	904,796

Pennsylvania — 1.6%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,664	1,900,439

Rhode Island — 1.6%
Rhode Island Health & Educational Building Corp., RB, Series A, 4.00%, 09/15/47	1,832	1,854,140

Security	Par (000)	Value
Texas — 2.2%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 02/01/19(a)(e)	$2,609	$2,657,317

Utah — 0.9%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 08/15/19(a)	1,005	1,040,114

Virginia — 1.7%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57(e)	1,668	1,984,572

West Virginia — 1.2%
Morgantown Utility Board Inc., RB, Series B, 4.00%, 12/01/48(e)	1,391	1,397,472

Total Municipal Bonds Transferred to Tender Option Bond Trusts —43.4% (Cost — $49,809,533)		51,127,475

Total Long-Term Investments — 170.8% (Cost — $191,608,154)		201,236,904

	Shares
Short-Term Securities — 0.4%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.85%(f)(g)	477,450	477,546

Total Short-Term Securities — 0.4% (Cost — $477,546)		477,546

Total Investments — 171.2% (Cost — $192,085,700)		201,714,450
Other Assets Less Liabilities — 1.3%		1,463,284
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.5)%		(28,882,358)
VMTP Shares at Liquidation Value — (48.0)%		(56,500,000)

Net Assets — 100.0%		$117,795,376

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	When-issued security.
(c)	Zero-coupon bond.
(d)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between September 6, 2018, to June 1, 2026, is $6,503,385. See Note 4 of the Notes to Financial Statements for details.

(f)	Annualized 7-day yield as of period end.

(g)

During the year ended July 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/17	Net Activity	Shares Held at 07/31/18	Value at 07/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	623,916	(146,466)	477,450	$477,546	$7,076	$(175)	$(62)

(a)	Includes net capital gain distributions, if applicable.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield Investment Quality Fund (MFT)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	13	09/19/18	$1,552	$9,089
Long U.S. Treasury Bond	22	09/19/18	3,145	7,188
5-Year U.S. Treasury Note	17	09/28/18	1,923	2,791

				$19,068

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$19,068	$—	$19,068

(a)

Includes cumulative appreciation on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities

For the year ended July 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$473,436	$—	$473,436

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$29,882	$—	$29,882

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$8,035,668

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$201,236,904	$—	$201,236,904
Short-Term Securities	477,546	—	—	477,546

	$477,546	$201,236,904	$—	$201,714,450

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$19,068	$—	$—	$19,068

(a)	See above Schedule of Investments for values in each state.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield Investment Quality Fund (MFT)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(28,786,188)	$—	$(28,786,188)
VMTP Shares at Liquidation Value	—	(56,500,000)	—	(56,500,000)

	$—	$(85,286,188)	$—	$(85,286,188)

During the year ended July 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments July 31, 2018	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 138.2%

Michigan — 138.2%
Corporate — 3.8%
County of Monroe Michigan EDC, Refunding RB, Detroit Edison Co. Project, Series AA (NPFGC), 6.95%, 09/01/22	$14,500	$17,130,010

County/City/Special District/School District — 29.0%
Anchor Bay School District, GO, Refunding, (Q-SBLF):
4.38%, 05/01/27	1,600	1,681,728
4.50%, 05/01/29	1,505	1,581,514
Battle Creek School District Michigan, GO, Refunding, (Q-SBLF):
5.00%, 05/01/35	1,100	1,234,860
5.00%, 05/01/36	1,500	1,678,440
5.00%, 05/01/37	1,170	1,306,633
Berkley School District, GO, School Building & Site (Q-SBLF), 5.00%, 05/01/35	2,965	3,303,573
Byron Center Public Schools, GO, School Building & Site, Series I (Q-SBLF):
5.00%, 05/01/43	1,580	1,782,556
5.00%, 05/01/47	3,635	4,060,041
Columbia Michigan School District, GO, Unlimited Tax, School Building & Site (Q-SBLF), 5.00%, 05/01/38	5,185	5,737,825
Comstock Park Michigan Public Schools, GO, School Building & Site, Series B (Q-SBLF)(a):
5.50%, 05/01/21	1,200	1,318,116
5.50%, 05/01/21	2,185	2,400,070
Country of Saginaw Michigan, GO, 4.00%, 11/01/42	2,000	2,062,360
County of Genesee Michigan, GO, Refunding, Series A (NPFGC), 5.00%, 05/01/19	1,000	1,008,420
Dearborn Brownfield Redevelopment Authority, GO, Limited Tax, Redevelopment, Series A (AGC), 5.50%, 05/01/39	5,300	5,441,139
Dearborn School District, GO, School Building & Site, Series A (Q-SBLF):
5.00%, 05/01/32	1,500	1,685,640
5.00%, 05/01/33	1,600	1,791,328
5.00%, 05/01/34	1,200	1,339,740
Dexter Community Schools, GO, Refunding School Building & Site (Q-SBLF), 4.00%, 05/01/31	1,540	1,641,763
Dowagiac Union School District, GO, (Q-SBLF), 5.00%, 05/01/41	1,140	1,268,182
East Lansing School District, GO, School Building & Site, Series I (Q-SBLF):
5.00%, 05/01/34	600	683,772
5.00%, 05/01/35	700	793,723
5.00%, 05/01/36	550	620,510
5.00%, 05/01/37	550	617,403
5.00%, 05/01/39	740	828,304
5.00%, 05/01/42	1,000	1,116,930
Farmington Public School District, GO, Refunding, School Building & Site (AGM):
5.00%, 05/01/33	1,500	1,684,875
5.00%, 05/01/34	1,500	1,680,975
5.00%, 05/01/35	1,000	1,120,000
Flint EDC, RB, Michigan Department of Human Services Office Building Project, 5.25%, 10/01/41	4,950	5,405,647
Fraser Public School District, Refunding, GO, School Building & Site (Q-SBLF):
5.00%, 05/01/38	750	843,120
5.00%, 05/01/43	2,000	2,232,260
5.00%, 05/01/47	3,225	3,589,199

Security	Par (000)	Value
County/City/Special District/School District (continued)
Gibraltar School District, GO, (Q-SBLF):
5.00%, 05/01/35	$1,000	$1,144,250
5.00%, 05/01/36	750	856,838
Goodrich Area School District, GO, School Building & Site (Q-SBLF):
5.50%, 05/01/21(a)	1,540	1,689,411
5.50%, 05/01/36	460	501,653
Goodrich Area School District Michigan, GO, School Building & Site (Q-SBLF):
5.50%, 05/01/21(a)	2,575	2,828,457
5.50%, 05/01/32	1,000	1,095,610
Grand Rapids Public Schools, GO, Refunding Unlimited Tax (AGM), 5.00%, 05/01/29	1,000	1,158,660
Grandville Public Schools, GO, School Building & Site, Series II (AGM), 5.00%, 05/01/40	3,250	3,556,898
Hudsonville Michigan Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 05/01/21(a)	6,750	7,378,897
Hudsonville Public Schools, GO, Refunding Unlimited Tax (Q-SBLF):
5.00%, 05/01/38	1,835	2,065,806
5.00%, 05/01/40	2,450	2,750,248
Jackson Michigan Public Schools, GO, School Building & Site (Q-SBLF), 5.00%, 05/01/42	4,000	4,512,840
Kentwood Public Schools, GO, School Building & Site:
5.00%, 05/01/41	1,120	1,242,707
5.00%, 05/01/44	1,815	2,009,931
Livonia Public Schools School District Michigan, GO, Series I (AGM), 5.00%, 05/01/43	5,000	5,527,750
Mattawan Consolidated School District, GO, Series I (Q-SBLF), 5.00%, 05/01/39	3,375	3,719,351
Portage Public Schools, GO, Refunding School Building & Site:
5.00%, 11/01/34	1,000	1,129,180
5.00%, 11/01/36	1,000	1,118,960
5.00%, 11/01/37	1,250	1,395,975
5.00%, 11/01/35	1,340	1,506,240
Romeo Community School District, GO, Refunding School Building & Site, Series 1 (Q-SBLF), 5.00%, 05/01/41	2,250	2,502,990
Saline Area Schools Historic Preservation Foundation, GO, Refunding(Q-SBLF), 5.00%, 05/01/30	2,210	2,585,125
Troy School District, GO, School Building & Site (Q-SBLF), 5.00%, 05/01/28	2,000	2,269,640
Walled Lake Consolidated School District, GO, School Building & Site (Q-SBLF):
5.00%, 05/01/37	2,850	3,171,537
5.00%, 05/01/40	2,630	2,922,640
5.00%, 05/01/43	1,530	1,696,280
Zeeland Public Schools, GO, School Building & Site, Series A (AGM):
5.00%, 05/01/33	1,000	1,123,250
5.00%, 05/01/34	1,000	1,120,650
5.00%, 05/01/35	1,000	1,120,000

		129,242,420
Education — 23.6%
City of Grand Rapids Michigan, EDC, RB, Ferris State University Project, Series A, 5.50%, 10/01/35	760	813,192
Eastern Michigan University, Refunding RB, Series A (BAM), 5.00%, 03/01/36	500	562,660
Ferris State University, Refunding RB:
5.00%, 10/01/41	2,250	2,516,557
General (AGM), 4.50%, 10/01/24	1,595	1,602,225
General (AGM), 4.50%, 10/01/25	1,405	1,411,323

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Education (continued)
Michigan Finance Authority, Refunding RB:
College for Creative Studies, 4.00%, 12/01/33	$1,720	$1,675,624
College for Creative Studies, 5.00%, 12/01/36	1,550	1,658,206
College for Creative Studies, 5.00%, 12/01/40	2,900	3,027,919
College for Creative Studies, 5.00%, 12/01/45	4,400	4,572,700
Series 25 A, AMT, Student Loan Revenue, 4.00%, 11/01/29	5,900	6,029,269
Series 25 A, AMT, Student Loan Revenue, 4.00%, 11/01/30	2,850	2,907,912
Series 25 A, AMT, Student Loan Revenue, 4.00%, 11/01/31	3,150	3,207,771
Michigan State University, Refunding RB, General, Series C:
5.00%, 02/15/40	8,470	8,831,415
5.00%, 02/15/44	1,000	1,043,450
Michigan Technological University, RB, General, Series A, 5.00%, 10/01/45	1,800	2,010,762
Northern Michigan University, Refunding RB, General, Series A:
5.00%, 12/01/33	225	258,714
5.00%, 12/01/35	1,245	1,422,525
Oakland University, RB:
5.00%, 03/01/41	3,635	4,025,799
General, 5.00%, 03/01/32	400	433,752
General, Series A, 5.00%, 03/01/38	5,490	6,013,142
General, Series A, 5.00%, 03/01/43	16,845	18,419,839
University of Michigan, RB, Series A, 5.00%, 04/01/39	3,425	3,895,800
Wayne State University, GRB, Series A, 5.00%, 11/15/43	6,030	6,833,256
Wayne State University, RB, General, Series A, 5.00%, 11/15/40	3,000	3,348,630
West Bloomfield School District, GO, School Building & Site (AGM), 5.00%, 05/01/35	1,800	2,043,936
Western Michigan University, Refunding RB, General, University and College Improvements:
5.25%, 11/15/40	3,500	3,865,820
5.25%, 11/15/43	8,475	9,590,649
(AGM), 5.25%, 11/15/33	1,000	1,134,280
(AGM), 5.00%, 11/15/39	1,750	1,954,278

		105,111,405
Health — 32.1%
Grand Traverse County Hospital Finance Authority, RB, Series A:
5.00%, 07/01/44	4,230	4,577,917
5.00%, 07/01/47	2,200	2,377,276
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM):
5.25%, 05/15/20(a)	4,140	4,392,830
5.25%, 05/15/36	3,360	3,520,306
Kent Hospital Finance Authority Michigan, Refunding RB, Spectrum Health, Series A, 5.00%, 11/15/29	7,500	8,134,650
Michigan Finance Authority, RB:
Beaumont Health Credit Group, 4.00%, 11/01/46	1,025	1,028,793
Sparrow Obligated Group, 5.00%, 11/15/36	2,500	2,712,150
Sparrow Obligated Group, 5.00%, 11/15/45	3,750	4,086,975
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 5.00%, 11/15/37	3,000	3,318,840
Henry Ford Health System, 3.25%, 11/15/42	1,145	997,764
Henry Ford Health System, 4.00%, 11/15/46	8,500	8,485,295
Hospital, McLaren Health Care, 5.00%, 05/15/32	1,000	1,119,970
Hospital, McLaren Health Care, 5.00%, 05/15/33	2,000	2,230,860
Hospital, McLaren Health Care, 5.00%, 05/15/34	5,000	5,557,750
Hospital, McLaren Health Care, 5.00%, 05/15/34	1,500	1,667,325
Hospital, McLaren Health Care, 5.00%, 05/15/35	4,945	5,477,478
Hospital; Trinity Health Credit Group, 5.00%, 12/01/39	4,980	5,421,925

Security	Par (000)	Value
Health (continued)
MidMichigan Health, 5.00%, 06/01/39	$1,500	$1,645,860
Trinity Health Credit Group, 5.00%, 12/01/21(a)	20	21,984
Trinity Health Credit Group, 5.00%, 12/01/31	5,000	5,489,350
Trinity Health Credit Group, 5.00%, 12/01/35	6,500	7,087,795
Michigan State Hospital Finance Authority, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/25	6,000	6,254,580
Michigan State Hospital Finance Authority, Refunding RB:
Ascension Senior Credit Group, 5.00%, 11/15/47	2,750	3,094,877
Henry Ford Health System, 5.75%, 11/15/19(a)	3,165	3,330,213
Hospital, Oakwood Obligated Group, 5.00%, 11/01/32	4,000	4,383,520
McLaren Health Care, Series A, 5.00%, 06/01/35	2,250	2,434,478
Trinity Health, 6.50%, 12/01/18(a)	425	432,238
Trinity Health, 6.50%, 12/01/33	80	81,362
Trinity Health Credit Group, 6.50%, 12/01/18(a)	1,895	1,927,272
Trinity Health Credit Group, Series A, 6.13%, 12/01/18(a)	940	954,852
Trinity Health Credit Group, Series A, 6.25%, 12/01/18(a)	1,500	1,524,315
Trinity Health Credit Group, Series C, 4.00%, 12/01/32	5,300	5,461,173
Royal Oak Hospital Finance Authority Michigan, Refunding RB:
Beaumont Health Credit Group, Series D, 5.00%, 09/01/39	27,365	29,921,986
William Beaumont Hospital, Series V, 8.25%, 09/01/18(a)	2,000	2,011,140
William Beaumont Hospital, Series W, 6.00%, 08/01/19(a)	1,500	1,564,275

		142,729,374
Housing — 5.9%
Michigan State HDA, RB:
M/F Housing, Rental Housing Revenue, Series A, 4.45%, 10/01/34	1,000	1,037,460
M/F Housing, Rental Housing Revenue, Series A, 4.63%, 10/01/39	3,490	3,601,296
M/F Housing, Rental Housing Revenue, Series A, 4.75%, 10/01/44	5,000	5,164,300
M/F Housing, Series A, 4.30%, 10/01/40	3,320	3,408,478
Series A, 4.00%, 10/01/43	4,420	4,412,839
Williams Pavilion, AMT (Ginnie Mae), 4.75%, 04/20/37	3,240	3,242,398
Michigan State HDA, Refunding RB, M/F Housing, Series A, 6.05%, 10/01/41	4,875	5,163,015

		26,029,786
State — 17.2%
Michigan Finance Authority, Refunding RB, Detroit Regional Convention Facility Authority Local Project Bonds, 5.00%, 10/01/39	5,400	5,993,838
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 04/15/35	4,000	4,537,280
Michigan State Finance Authority, RB, Local Government Loan Program, Series F, 5.00%, 04/01/31	1,000	1,078,090
Michigan Strategic Fund, RB, Michigan Senate Offices Project, Series A, 5.25%, 10/15/40	3,000	3,319,470
Michigan Strategic Fund, Refunding RB, Cadillac Place Office Building Project, 5.25%, 10/15/31	7,000	7,704,480
State of Michigan, COP, (AMBAC), 0.00%, 06/01/22(b)(c)	3,000	2,769,300
State of Michigan Building Authority, RB, Local Government Loan Program, Series F, 5.25%, 10/01/41	8,595	9,309,416
State of Michigan Building Authority, Refunding RB:
Facilities Program, Series I, 6.25%, 10/15/18(a)	3,780	3,818,065
Facilities Program, Series I, 6.25%, 10/15/18(a)	2,260	2,282,758
Facilities Program, Series I, 6.25%, 10/15/38	210	212,018
Facilities Program, Series I (AGC), 5.25%, 10/15/24	6,000	6,259,740
Facilities Program, Series I (AGC), 5.25%, 10/15/25	3,500	3,648,085
Facilities Program, Series I (AGC), 5.25%, 10/15/26	1,000	1,041,330

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
State (continued)
Facilities Program, Series I-A, 5.50%, 10/15/45	$2,000	$2,204,920
Facilities Program, Series II (AGM), 5.00%, 10/15/26	7,500	7,789,575
Series I, 5.00%, 04/15/41	4,750	5,333,205
State of Michigan Trunk Line Fund, RB:
5.00%, 11/15/33	3,000	3,266,790
5.00%, 11/15/36	5,345	5,800,822

		76,369,182
Transportation — 9.9%
Wayne County Airport Authority, RB:
Detroit Metropolitan Wayne County Airport, AMT (NPFGC), 5.00%, 12/01/39	1,475	1,616,246
Series B, AMT, 5.00%, 12/01/42	1,000	1,110,070
Series B, AMT, 5.00%, 12/01/47	1,250	1,382,363
Series D, 5.00%, 12/01/35	3,850	4,331,596
Series D, 5.00%, 12/01/45	5,000	5,566,450
Wayne County Airport Authority, Refunding RB, AMT:
(AGC), 5.75%, 12/01/25	4,000	4,054,920
(AGC), 5.75%, 12/01/26	4,060	4,115,744
(AGC), 5.38%, 12/01/32	13,000	13,142,870
Series F, 5.00%, 12/01/34	8,000	8,878,800

		44,199,059
Utilities — 16.7%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	2,655	2,885,242
City of Detroit Michigan Water Supply System Revenue, RB, Series A:
Senior Lien, 5.25%, 07/01/41	4,325	4,649,591
(NPFGC), 5.00%, 07/01/34	10	10,027
City of Grand Rapids Michigan Sanitary Sewer System, Refunding RB, Series A (NPFGC), 5.50%, 01/01/22	1,050	1,127,165
City of Holland Michigan Electric Utility System, RB, Series A, 5.00%, 07/01/39	10,000	10,759,500
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A:
5.00%, 07/01/27	3,180	3,440,219
5.00%, 07/01/31	6,830	7,370,799
5.00%, 07/01/37	3,335	3,569,784
5.50%, 07/01/41	5,000	5,472,050
City of Port Huron Michigan, RB, Water Supply System:
5.25%, 10/01/31	500	543,630
5.63%, 10/01/40	1,500	1,657,110
Great Lakes Water Authority Water Supply System Revenue, RB, Second Lien, Series B, 5.00%, 07/01/46	10,000	10,985,300
Karegnondi Water Authority, Refunding RB:
5.00%, 11/01/41	2,750	3,032,205
5.00%, 11/01/45	3,000	3,297,960
Michigan Finance Authority, Refunding RB:
Government Loan Program, 5.00%, 07/01/34	2,000	2,204,700
Government Loan Program, 5.00%, 07/01/35	750	824,820
Senior Lien, Detroit Water and Sewer, Series C-3 (AGM), 5.00%, 07/01/31	1,000	1,114,500
Senior Lien, Detroit Water and Sewer, Series C-3 (AGM), 5.00%, 07/01/32	5,250	5,836,057
Senior Lien, Detroit Water and Sewer, Series C-3 (AGM), 5.00%, 07/01/33	3,000	3,326,280
Michigan Municipal Bond Authority, RB, State Clean Water Revolving Fund, Pooled Project, 5.00%, 10/01/20(a)	2,000	2,139,160

		74,246,099

Total Municipal Bonds — 138.2% (Cost — $588,616,300)		615,057,335

Security	Par (000)	Value
Municipal Bonds Transferred to Tender Option Bond Trusts(d)

Michigan — 25.2%
Education — 14.4%
Eastern Michigan University, RB, General ,Series A (AGM), 4.00%, 03/01/44	$10,000	$10,167,050
Michigan State University, Refunding RB, General, Series A, 5.00%, 08/15/38	10,000	11,137,650
University of Michigan, Refunding RB, 5.00%, 04/01/46	10,000	11,374,554
Wayne State University, RB, General, Series A, 5.00%, 11/15/40	10,000	11,154,400
Wayne State University, Refunding RB, General (AGM)(a):
5.00%, 11/15/18	8,880	8,972,122
5.00%, 11/15/18	11,120	11,235,360

		64,041,136
Health — 7.5%
Michigan Finance Authority, RB, Beaumont Health Credit Group, Series A, 5.00%, 11/01/44	10,002	10,960,960
Michigan Finance Authority, Refunding RB:
Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	190	206,709
Trinity Health Corp., Series 2016, 5.00%, 12/01/45	19,735	22,014,460

		33,182,129
State — 3.3%
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	5,150	5,750,130
Michigan State Finance Authority, Refunding RB, Student Loan, AMT, Series A, 4.00%, 11/01/28	8,750	8,962,065

		14,712,195

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 25.2% (Cost — $110,274,596)		111,935,460

Total Long-Term Investments — 163.4% (Cost — $698,890,896)		726,992,795

	Shares
Short-Term Securities — 0.7%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.85%(e)(f)	3,335,566	3,336,234

Total Short-Term Securities — 0.7% (Cost — $3,335,809)		3,336,234

Total Investments — 164.1% (Cost — $702,226,705)		730,329,029
Other Assets Less Liabilities — 1.4%		6,289,639
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.5)%		(60,196,309)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (52.0)%		(231,475,718)

Net Assets Applicable to Common Shares — 100.0%		$444,946,641

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(d)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)	Annualized 7-day yield as of period end.

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

(f)

During the year ended July 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/17	Net Activity	Shares Held at 07/31/18	Value at 07/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	4,666,675	(1,331,109)	3,335,566	$3,336,234	$35,032	$1,846	$(550)

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	96	09/19/18	$11,465	$14,167
Long U.S. Treasury Bond	134	09/19/18	19,158	(61,903)
5-Year U.S. Treasury Note	71	09/28/18	8,032	7,810

				$(39,926)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$21,977	$—	$21,977

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$61,903	$—	$61,903

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$2,050,553	$—	$2,050,553

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$26,306	$—	$26,306

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$36,357,082

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$726,992,795	$—	$726,992,795
Short-Term Securities	3,336,234	—	—	3,336,234

	$3,336,234	$726,992,795	$—	$730,329,029

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$21,977	$—	$—	$21,977
Liabilities:
Interest rate contracts	(61,903)	—	—	(61,903)

	$(39,926)	$—	$—	$(39,926)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(60,002,056)	$—	$(60,002,056)
VRDP Shares at Liquidation Value	—	(231,900,000)	—	(231,900,000)

	$—	$(291,902,056)	$—	$(291,902,056)

During the year ended July 31, 2018, there were no transfers between levels.

See notes to financial statements

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2018	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Bonds — 117.6%

Pennsylvania — 117.6%
Corporate — 2.8%
County of Beaver Pennsylvania IDA, Refunding RB, First Energy Nuclear Energy Project, Series B, 3.50%, 12/01/35(a)(b)(c)	$1,845	$1,023,975
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 04/01/39	1,510	1,552,582
Aqua Pennsylvania, Inc. Project, Series B, 4.50%, 12/01/42	2,630	2,715,054
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT:
Aqua Pennsylvania, Inc. Project, Series A, 5.00%, 12/01/34	180	190,037
National Gypsum Co., 5.50%, 11/01/44	135	142,346

		5,623,994
County/City/Special District/School District — 28.4%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 05/01/35	190	197,613
5.00%, 05/01/42	450	465,332
Altoona Area School District, GO, (BAM), 5.00%, 12/01/45	600	664,260
Altoona Area School District, GOL (BAM), 5.00%, 12/01/36	125	139,680
Bethlehem Area School District, GO, (BAM), Series A:
5.00%, 08/01/34	1,610	1,815,130
5.00%, 08/01/35	1,210	1,362,533
Borough of West Chester Pennsylvania, GO, Refunding, 3.50%, 11/15/35	1,095	1,094,956
Boyertown Area School District, GO:
5.00%, 10/01/36	610	679,815
5.00%, 10/01/38	920	1,023,261
City of Philadelphia Pennsylvania, GO, Refunding, Series A (AGM), 5.25%, 12/15/18(d)	2,000	2,028,900
City of Philadelphia Pennsylvania, GO, Refunding Series A (AGC):
5.00%, 08/01/19(d)	255	263,800
5.00%, 08/01/24	2,115	2,184,583
City of Pittsburgh Pennsylvania, GO, Series B, 5.00%, 09/01/26	1,095	1,210,402
County of Bucks Pennsylvania Water & Sewer Authority, RB, Series A (AGM):
5.00%, 12/01/37	780	878,405
5.00%, 12/01/40	1,000	1,123,080
County of Dauphin General Authority, Refunding RB, Pinnacle Health System Project, 6.00%, 06/01/29	260	268,692
County of Delaware Springfield School District, GO:
5.00%, 03/01/40	1,025	1,175,265
5.00%, 03/01/43	775	886,554
County of Lycoming Pennsylvania Water & Sewer Authority, RB, (AGM), 5.00%, 11/15/19(d)	500	521,675
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bonds, 7.00%, 07/01/32	170	193,351
County of York Pennsylvania, GO, Refunding, 5.00%, 09/01/20(d)	500	533,580
Dallastown Area School District, GO, Refunding, 5.00%, 04/15/34	1,235	1,395,118
Fox Chapel Area School District, GO:
5.00%, 02/01/39	1,345	1,532,466
5.00%, 02/01/42	1,250	1,420,225
Marple Newtown School District, GO, (AGM), 5.00%, 06/01/19(d)	4,100	4,217,916
Philadelphia School District, GO, Series E(d):
2015, 6.00%, 09/01/18	5	5,019
2015-2, 6.00%, 09/01/18	5	5,019

Security	Par (000)	Value
County/City/Special District/School District (continued)
Shaler Area School District Pennsylvania, GO, CAB (Syncora), 0.00%, 09/01/30(e)	$6,145	$4,026,573
Springfield School District/Delaware County, GO:
5.00%, 03/01/35	825	955,531
5.00%, 03/01/36	870	1,004,528
5.00%, 03/01/37	890	1,023,642
State Public School Building Authority, RB (AGM):
Community College, Allegheny County Project, 5.00%, 07/15/34	2,190	2,361,740
Corry Area School District, CAB, 0.00%, 12/15/22(e)	1,640	1,457,386
Corry Area School District, CAB, 0.00%, 12/15/23(e)	1,980	1,702,681
Corry Area School District, CAB, 0.00%, 12/15/24(e)	1,980	1,639,994
Corry Area School District, CAB, 0.00%, 12/15/25(e)	1,770	1,413,026
State Public School Building Authority, Refunding RB, Harrisburg School District Project, Series A (AGC)(d):
5.00%, 05/15/19	215	220,803
5.00%, 05/15/19	215	220,803
5.00%, 05/15/19	855	878,076
Township of Bristol Pennsylvania School District, GO:
5.00%, 06/01/40	775	842,735
5.25%, 06/01/43	6,925	7,630,380
(BAM), 5.00%, 06/01/42	1,685	1,863,357
Township of Falls Pennsylvania, Refunding RB, Water & Sewer Authority, 5.00%, 12/01/37	1,270	1,382,281
Township of Lower Paxton Pennsylvania, GO:
5.00%, 04/01/42	435	482,619
5.00%, 04/01/46	1,435	1,588,932

		57,981,717
Education — 21.7%
County of Adams Pennsylvania IDA, Refunding RB, Gettysburg College, 5.00%, 08/15/26	100	105,873
County of Cumberland Pennsylvania Municipal Authority, RB, AICUP Financing Program, Dickinson College Project, 5.00%, 11/01/19(d)	200	208,282
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran:
6.38%, 01/01/19(d)	900	918,279
6.38%, 01/01/39	100	101,465
County of Delaware Pennsylvania Authority, RB, Villanova University:
5.00%, 08/01/40	1,205	1,356,095
5.00%, 08/01/45	3,610	4,048,146
County of Delaware Pennsylvania Authority, Refunding RB:
Cabrini University, 5.00%, 07/01/47	2,480	2,631,850
Villanova University, 5.25%, 12/01/19(d)	100	104,703
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jeferson University, Series A:
5.00%, 09/01/48	1,500	1,665,450
5.00%, 09/01/37	840	943,950
County of Northampton Pennsylvania General Purpose Authority, Refunding RB:
Moravian College, 5.00%, 10/01/36	610	663,613
St. Luke’s University Health Network Project, 5.00%, 08/15/46	1,000	1,096,930
St. Lukes University Health Network, 5.00%, 08/15/48	1,125	1,247,659
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	2,000	2,267,100
Pennsylvania Higher Educational Facilities Authority, RB, Thomas Jefferson University, 5.00%, 03/01/20(d)	1,000	1,050,590
Pennsylvania Higher Educational Facilities Authority, RB,Series AT-1, 4.00%, 06/15/34	2,000	2,061,260

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Education (continued)
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, Series A, 5.25%, 05/01/21(d)	$3,700	$4,039,512
Drexel University, Series A, 5.25%, 05/01/41	230	246,049
La Salle University, 5.00%, 05/01/37	1,325	1,385,155
La Salle University, 5.00%, 05/01/42	1,855	1,923,023
State System of Higher Education, Series AL, 5.00%, 06/15/35	280	294,750
Thomas Jefferson University, 5.00%, 09/01/45	2,000	2,204,560
University Properties, Inc. Student Housing Project, Series A, 5.00%, 07/01/35	300	320,589
Widener University, Series A, 5.25%, 07/15/33	1,580	1,698,010
Widener University, Series A, 5.50%, 07/15/38	385	413,748
Philadelphia Authority for Industrial Development, RB, University of Sciences, 5.00%, 11/01/42	2,710	3,009,564
Philadelphia Authority for Industrial Development, Refunding RB:
1st Series, 5.00%, 04/01/45	2,170	2,408,158
La Salle University, 4.00%, 05/01/42	2,985	2,848,138
Swarthmore Borough Authority, Refunding RB, Swarthmore College Project, 5.00%, 09/15/38	830	935,061
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania:
5.00%, 07/01/35	485	512,184
5.00%, 07/01/35	435	463,466
5.00%, 07/01/45	300	314,616
5.00%, 07/01/47	820	864,518

		44,352,346
Health — 17.5%
City of Pottsville Pennsylvania Hospital Authority, Refunding RB, Lehigh Valley Health, Series B, 5.00%, 07/01/41	3,000	3,309,330
County of Allegheny Pennsylvania Hospital Development Authority, RB, University of Pittsburgh Medical Center Health, Series B (NPFGC), 6.00%, 07/01/26	2,000	2,469,000
County of Berks Pennsylvania Municipal Authority, Refunding RB, Reading Hospital & Medical Center Project:
Series A, 5.00%, 11/01/40	765	817,410
Series A3, 5.50%, 11/01/19(d)	250	261,255
Series A3, 5.50%, 11/01/31	250	261,350
County of Bucks Pennsylvania IDA, Refunding RB, Pennswood Village Project. Series A, 5.00%, 10/01/37	470	515,999
County of Centre Pennsylvania Hospital Authority, RB, Mount Nittany Medical Center Project, 7.00%, 11/15/21(d)	2,410	2,802,999
County of Chester Health & Education Facilities Authority, Refunding RB, Main Line Health System, Series A, 5.00%, 10/01/52	2,290	2,542,037
County of Cumberland Pennsylvania Municipal Authority, Refunding RB:
Asbury Pennsylvania Obligated Group, 5.25%, 01/01/41	210	215,794
Diakon Lutheran Social Ministries, 5.00%, 01/01/38	2,600	2,809,820
County of Dauphin General Authority, Refunding RB, Pinnacle Health System Project, 6.00%, 06/01/19(d)	240	248,875
County of Franklin Pennsylvania IDA, Refunding RB, Chambersburg Hospital Project, 5.38%, 07/01/42	415	439,070
County of Lancaster Pennsylvania Hospital Authority, Refunding RB, Masonic Villages of The Grand Lodge of Pennsylvania Project:
5.00%, 11/01/28	575	642,511
5.00%, 11/01/35	425	465,401
County of Montgomery Pennsylvania Higher Education & Health Authority, Refunding RB, Abington Memorial Hospital Obligated Group, Series A, 5.13%, 06/01/19(d)	490	504,185
County of Montgomery Pennsylvania IDA, RB, Acts Retirement-Life Communities, Series A-1, 6.25%, 11/15/19(d)	235	249,067

Security	Par (000)	Value
Health (continued)
County of Montgomery Pennsylvania IDA, Refunding RB:
Acts Retirement-Life Communities, 5.00%, 11/15/27	$865	$929,330
Acts Retirement-Life Communities, 5.00%, 11/15/28	555	594,832
Whitemarsh Continuing Care Retirement Community, 5.25%, 01/01/40	220	221,417
County of Union Pennsylvania Hospital Authority, Refunding RB, Evangelical Community Hospital Project, 7.00%, 08/01/21(d)	460	528,908
County of Wayne Hospital & Health Facilities Authority, RB, Wayne Memorial Hospital Project, Series A, 4.00%, 07/01/46	1,595	1,602,098
DuBois Hospital Authority, Refunding RB, Penn Highlands Healthcare, 4.00%, 07/15/48	2,060	2,052,831
Geisinger Authority Pennsylvania, Refunding RB, Health System, Series A-2, 5.00%, 02/15/39	4,050	4,532,922
Lancaster IDA, Refunding RB, Garden Spot Village Project:
5.38%, 05/01/28	520	569,421
5.75%, 05/01/35	865	952,175
Pennsylvania Higher Educational Facilities Authority, Refunding RB, University of Pittsburgh Medical Center, Series E, 5.00%, 05/15/31	1,000	1,052,890
Philadelphia Hospitals & Higher Education Facilities Authority, RB, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 07/01/41	940	1,007,821
Philadelphia Hospitals & Higher Education Facilities Authority, Refunding RB, Presbyterian Medical Center, 6.65%, 12/01/19(f)	900	941,103
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series B (AGC), 5.38%, 07/01/20(d)	2,055	2,190,959

		35,730,810
Housing — 7.9%
City of Philadelphia Pennsylvania, GO, Refunding, Series A, 5.00%, 08/01/37	1,360	1,512,959
Pennsylvania HFA, RB:
Brinton Manor Apartments & Brinton Towers, M/F Housing, Series A, 4.25%, 10/01/35	400	395,656
Brinton Manor Apartments & Brinton Towers, M/F Housing, Series A, 4.50%, 10/01/40	400	401,192
S/F Housing Mortgage, Series 114-C, 3.65%, 10/01/37	1,705	1,697,941
S/F Housing Mortgage, Series 118-B, 4.05%, 10/01/40	1,000	1,018,090
S/F Housing Mortgage, Series 2015-117-B, 4.05%, 10/01/40	1,600	1,632,320
Pennsylvania HFA, Refunding RB, S/F Housing Mortgage:
Series 115-A, AMT, 4.20%, 10/01/33	445	458,697
Series 119, 3.50%, 10/01/36	1,515	1,496,866
Philadelphia Housing Authority, RB, Capital Fund Program, M/F Housing, Series A (AGM), 5.50%, 12/01/18	3,000	3,009,930
Philadelphia IDA, RB, Series A:
3.50%, 12/01/36	790	752,846
4.00%, 12/01/46	2,970	2,971,960
4.00%, 12/01/51	790	784,202

		16,132,659
State — 7.4%
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment, 5.00%, 06/01/35	1,295	1,443,925
Commonwealth of Pennsylvania, GO, 1st Series(d):
5.00%, 06/01/22	2,460	2,740,391
5.00%, 04/01/23	1,000	1,134,360
Commonwealth of Pennsylvania, GO, Refunding, , 1st Series, 4.00%, 01/01/30	2,000	2,094,580
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	7,000	7,603,960

		15,017,216

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Transportation — 19.9%
City of Philadelphia Pennsylvania, ARB, Series A, 5.00%, 06/15/40	$3,825	$4,006,343
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, AMT, Series B:
5.00%, 07/01/37	1,100	1,227,160
5.00%, 07/01/47	2,105	2,331,330
Delaware River Joint Toll Bridge Commission, RB, Bridge System, 5.00%, 07/01/42	1,500	1,712,910
Delaware River Port Authority, RB:
5.00%, 01/01/29	475	531,197
5.00%, 01/01/37	2,285	2,520,149
Series D, 5.00%, 01/01/40	750	780,667
Series D (AGM), 5.00%, 01/01/40	1,560	1,627,127
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 5.00%, 11/01/41	6,025	6,417,649
Pennsylvania Turnpike Commission, RB:
CAB, Sub-Series A-3, 0.00%, 12/01/42(e)	4,760	1,662,716
CAB, Sub-Series A-3 (AGM), 0.00%, 12/01/40(e)	1,275	502,873
Series A, 5.25%, 12/01/44	500	583,785
Sub-Series B, 5.25%, 12/01/48	1,930	2,204,407
Sub-Series B-1, 5.00%, 06/01/42	2,345	2,567,189
Pennsylvania Turnpike Commission, Refunding RB:
Sub-Series A-1, 5.25%, 12/01/45	3,270	3,659,457
Sub-Series B (AGM), 5.25%, 06/01/19(d)	1,695	1,747,240
Sub-Series B (AGM), 5.25%, 06/01/19(d)	1,805	1,860,630
Southeastern Pennsylvania Transportation Authority, RB, Capital Grant Receipts(d):
5.00%, 06/01/21	1,860	2,021,876
5.00%, 06/01/21	2,465	2,679,529

		40,644,234
Utilities — 12.0%
City of Philadelphia Pennsylvania Gas Works, RB, 9th Series:
5.25%, 08/01/20(d)	660	705,144
5.25%, 08/01/40	1,040	1,105,010
City of Philadelphia Pennsylvania Gas Works, Refunding RB:
5.00%, 08/01/30	800	902,464
5.00%, 08/01/31	600	674,430
5.00%, 08/01/32	800	896,560
5.00%, 08/01/33	400	446,944
5.00%, 08/01/34	700	780,290
City of Philadelphia Pennsylvania Water & Wastewater, RB:
Series A, 5.25%, 01/01/19(d)	800	812,888
Series A, 5.25%, 10/01/52	810	927,790
Series C (AGM), 5.00%, 08/01/40	3,350	3,529,593
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment:
5.00%, 06/01/33	3,575	4,014,475
5.00%, 06/01/34	4,175	4,673,495
(AGM), 4.00%, 06/01/39	1,250	1,276,475
County of Allegheny Pennsylvania Sanitary Authority, RB, Sewer Improvement (BAM), 5.25%, 12/01/41	1,410	1,576,197
County of Delaware Pennsylvania Regional Water Quality Control Authority, RB, Sewer Improvements, 5.00%, 05/01/23(d)	420	476,167
Pennsylvania Economic Development Financing Authority, RB, Philadelphia Biosolids Facility, 6.25%, 01/01/32	1,605	1,677,081

		24,475,003

Total Municipal Bonds — 117.6% (Cost — $231,603,589)		239,957,979

Security	Par (000)	Value
Municipal Bonds Transferred to Tender Option Bond Trusts(g)

Pennsylvania — 49.9%
Education — 15.6%
County of Northampton General Purpose Authority, Refunding RB, Lafayette College, 5.00%, 11/01/47	$3,900	$4,407,887
Pennsylvania Higher Educational Facilities Authority, RB:
State System of Higher Education, Series AR, 4.00%, 06/15/38	11,335	11,547,042
University of Pennsylvania Health System, Series A, 5.75%, 08/15/21(d)	5,120	5,709,722
University of Pennsylvania Health System, Series A, 4.00%, 08/15/39	7,815	8,026,009
University of Pittsburgh Pennsylvania, RB, The Commonwealth System of Higher Education, Capital Project, Series B, 5.00%, 03/15/19(d)	2,202	2,249,853

		31,940,513
Health — 13.4%
Geisinger Authority Pennsylvania, RB, Health System:
Series A, 5.13%, 06/01/19(d)	3,000	3,086,595
Series A, 5.25%, 06/01/19(d)	3,128	3,220,776
Series A-1, 5.13%, 06/01/41	7,430	7,907,033
Pennsylvania Economic Development Financing Authority, RB, University of Pittsburgh Medical Center, Series B, 4.00%, 03/15/40	8,000	8,116,480
Philadelphia Hospitals & Higher Education Facilities Authority, RB, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 07/01/41	4,680	5,013,731

		27,344,615
Housing — 2.3%
Pennsylvania HFA, Refunding RB, S/F Mortgage, AMT:
Series 114A, 3.70%, 10/01/42	2,675	2,706,822
Series 115A, 4.20%, 10/01/33	1,860	1,916,479

		4,623,301
State — 14.7%
Commonwealth of Pennsylvania, GO, 1st Series:
4.00%, 03/01/38(h)	6,000	6,122,040
5.00%, 03/15/19(d)	6,028	6,159,641
General Authority of Southcentral Pennsylvania, Refunding RB, Wellspan Health Obligated Group, Series A, 5.00%, 06/01/44	7,000	7,608,650
Pennsylvania Turnpike Commission, RB, Oil Franchise Tax, Remarketing, Series C (NPFGC), 5.00%, 12/01/18(d)	10,000	10,118,350

		30,008,681
Transportation — 2.0%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,680	1,918,706
Pennsylvania Turnpike Commission, Refunding RB, Sub Series B-2 (AGM), 5.00%, 06/01/35	1,850	2,086,041

		4,004,747
Utilities — 1.9%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	3,493	3,874,704

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 49.9% (Cost — $99,109,984)		101,796,561

Total Long-Term Investments — 167.5% (Cost — $330,713,573)		341,754,540

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Shares	Value
Short-Term Securities — 0.3%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.85%(i)(j)	562,228	$562,341

Total Short-Term Securities — 0.3% (Cost — $562,287)		562,341

Total Investments — 167.8% (Cost — $331,275,860)		342,316,881
Other Assets Less Liabilities — 1.2%		2,361,343
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (28.6)%		(58,379,957)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (40.4)%		(82,341,880)

Net Assets Applicable to Common Shares — 100.0%		$203,956,387

(a)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(b)	Issuer filed for bankruptcy and/or is in default.
(c)	Non-income producing security.
(d)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	Zero-coupon bond.
(f)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on March 1, 2026, is $3,123,333. See Note 4 of the Notes to Financial Statements for details.

(i)	Annualized 7-day yield as of period end.

(j)

During the year ended July 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/17	Net Activity	Shares Held at 07/31/18	Value at 07/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	489,482	72,746	562,228	$562,341	$5,545	$(40)	$54

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	32	09/19/18	$3,822	$25,148
Long U.S. Treasury Bond	60	09/19/18	8,578	42,885
5-Year U.S. Treasury Note	13	09/28/18	1,471	5,163

				$73,196

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$73,196	$—	$73,196

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

For the year ended July 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$1,385,630	$—	$1,385,630

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$96,630	$—	$96,630

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$17,748,973

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$341,754,540	$—	$341,754,540
Short-Term Securities	562,341	—	—	562,341

	$562,341	$341,754,540	$—	$342,316,881

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$73,196	$—	$—	$73,196

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying for financial statement purposes. As of year end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(58,176,315)	$—	$(58,176,315)
VRDP Shares at Liquidation Value	—	(82,600,000)	—	(82,600,000)

	$—	$(140,776,315)	$—	$(140,776,315)

During the year ended July 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Statements of Assets and Liabilities

July 31, 2018

	MUC	MUJ	MFT	MIY	MPA

ASSETS
Investments at value — unaffiliated(a)	$1,073,763,719	$755,942,490	$201,236,904	$726,992,795	$341,754,540
Investments at value — affiliated(b)	—	1,217,929	477,546	3,336,234	562,341
Cash pledged for futures contracts	609,502	221,000	47,550	335,950	117,800
Receivables:
Interest — unaffiliated	15,557,468	5,379,621	2,220,331	8,374,002	3,403,058
Investments sold	1,464,542	—	1,315,736	—	—
Dividends — affiliated	11,287	1,522	260	3,872	745
Prepaid expenses	24,310	20,818	16,200	20,569	17,113

Total assets	1,091,430,828	762,783,380	205,314,527	739,063,422	345,855,597

ACCRUED LIABILITIES
Bank overdraft	9,451,577	358,053	95,379	335,798	118,793
Payables:
Investments purchased	21,732,151	—	1,348,576	—	—
Income dividend distributions — Common Shares	1,947,618	1,583,078	500,145	1,538,070	741,056
Interest expense and fees	883,605	158,701	96,170	194,253	203,642
Investment advisory fees	443,453	322,964	86,312	307,064	143,730
Directors’ and Officer’s fees	345,156	4,123	1,091	4,045	10,150
Variation margin on futures contracts	71,909	20,912	4,471	34,802	13,113
Other accrued expenses	262,876	233,367	100,819	224,975	150,531

Total accrued liabilities	35,138,345	2,681,198	2,232,963	2,639,007	1,381,015

OTHER LIABILITIES
TOB Trust Certificates	185,905,192	62,747,370	28,786,188	60,002,056	58,176,315
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)	—	236,627,862	—	231,475,718	82,341,880
VMTP Shares, at liquidation value of $100,000 per share(c)(d)	254,000,000	—	56,500,000	—	—

Total other liabilities	439,905,192	299,375,232	85,286,188	291,477,774	140,518,195

Total liabilities	475,043,537	302,056,430	87,519,151	294,116,781	141,899,210

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$616,387,291	$460,726,950	$117,795,376	$444,946,641	$203,956,387

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)	$581,297,061	$424,089,469	$113,433,638	$419,036,337	$194,703,136
Undistributed net investment income	2,019,353	2,514,002	828,755	673,979	646,458
Accumulated net realized loss	(1,523,391)	(3,354,518)	(6,114,835)	(2,826,073)	(2,507,424)
Net unrealized appreciation (depreciation)	34,594,268	37,477,997	9,647,818	28,062,398	11,114,217

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$616,387,291	$460,726,950	$117,795,376	$444,946,641	$203,956,387

Net asset value per Common Share	$15.03	$15.28	$13.90	$15.04	$15.27

(a) Investments at cost — unaffiliated	$1,039,550,132	$718,619,319	$191,608,154	$698,890,896	$330,713,573
(b) Investments at cost — affiliated	$—	$1,217,929	$477,546	$3,335,809	$562,287
(c) Preferred Shares outstanding:
Par value $0.05 per share	—	—	565	—	826
Par value $0.10 per share	2,540	2,371	—	2,319	—
(d) Preferred Shares authorized	18,140	9,847	1,000,000	8,046	1,000,000
(e) Common Shares outstanding, par value $0.10 per share	41,002,483	30,153,865	8,477,033	29,578,269	13,352,365
(f) Common Shares authorized	199,981,860	199,990,153	unlimited	199,991,954	unlimited

See notes to financial statements.

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended July 31, 2018

	MUC	MUJ	MFT	MIY	MPA

INVESTMENT INCOME
Interest — unaffiliated	$40,650,339	$31,745,668	$9,283,410	$29,990,922	$14,104,640
Dividends — affiliated	38,515	36,018	7,076	35,032	5,545

Total investment income	40,688,854	31,781,686	9,290,486	30,025,954	14,110,185

EXPENSES
Investment advisory	5,852,180	3,845,227	1,031,103	3,621,131	1,693,696
Accounting services	129,962	101,787	36,610	98,965	54,574
Professional	115,809	105,220	54,013	89,066	71,536
Directors and Officer	70,283	42,454	10,952	41,121	19,096
Rating agency	41,896	41,866	41,555	41,858	41,603
Custodian	40,920	33,017	10,964	32,142	15,430
Transfer agent	39,184	34,422	19,230	36,186	27,808
Registration	15,834	11,643	9,425	11,421	9,419
Printing	14,214	12,894	9,145	12,636	10,723
Liquidity fees	—	24,286	—	—	—
Remarketing fees on Preferred Shares	—	23,710	—	—	—
Miscellaneous	49,503	43,797	15,591	58,033	33,750

Total expenses excluding interest expense, fees and amortization of offering costs	6,369,785	4,320,323	1,238,588	4,042,559	1,977,635
Interest expense, fees and amortization of offering cost(a)	8,527,627	6,075,573	1,742,463	5,725,433	2,695,495

Total expenses	14,897,412	10,395,896	2,981,051	9,767,992	4,673,130
Less fees waived and/or reimbursed by the Manager	(553,952)	(3,853)	(565)	(3,509)	(448)

Total expenses after fees waived and/or reimbursed	14,343,460	10,392,043	2,980,486	9,764,483	4,672,682

Net investment income	26,345,394	21,389,643	6,310,000	20,261,471	9,437,503

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(924,963)	176,299	275,856	300,909	(380,963)
Investments — affiliated	2,437	521	(847)	(24)	(387)
Futures contracts	3,131,031	2,837,857	473,436	2,050,553	1,385,630
Capital gain distributions from investment companies — affiliated	70	771	672	1,870	347

	2,208,575	3,015,448	749,117	2,353,308	1,004,627

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(22,080,270)	(10,977,765)	(6,277,916)	(14,553,714)	(7,210,235)
Investments — affiliated	—	(1,296)	(62)	(550)	54
Futures contracts	437,957	187,736	29,882	26,306	96,630

	(21,642,313)	(10,791,325)	(6,248,096)	(14,527,958)	(7,113,551)

Net realized and unrealized loss	(19,433,738)	(7,775,877)	(5,498,979)	(12,174,650)	(6,108,924)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$6,911,656	$13,613,766	$811,021	$8,086,821	$3,328,579

(a)	Related to TOB Trusts, VMTP Shares and/or VRDP Shares.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Changes in Net Assets

	MUC		MUJ
	Year Ended July 31,		Year Ended July 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$26,345,394	$28,403,294	$21,389,643	$23,273,679
Net realized gain (loss)	2,208,575	(81,657)	3,015,448	2,041,890
Net change in unrealized appreciation (depreciation)	(21,642,313)	(38,324,240)	(10,791,325)	(30,478,706)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	6,911,656	(10,002,603)	13,613,766	(5,163,137)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(27,389,659)	(30,259,832)	(22,304,151)	(24,477,822)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(20,478,003)	(40,262,435)	(8,690,385)	(29,640,959)
Beginning of year	636,865,294	677,127,729	469,417,335	499,058,294

End of year	$616,387,291	$636,865,294	$460,726,950	$469,417,335

Undistributed net investment income, end of year	$2,019,353	$2,937,108	$2,514,002	$3,543,469

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	MFT		MIY
	Year Ended July 31,		Year Ended July 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$6,310,000	$6,659,734	$20,261,471	$22,046,333
Net realized gain	749,117	282,759	2,353,308	2,178,831
Net change in unrealized appreciation (depreciation)	(6,248,096)	(7,955,841)	(14,527,958)	(27,549,239)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	811,021	(1,013,348)	8,086,821	(3,324,075)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(6,747,670)	(7,050,927)	(21,027,723)	(22,756,840)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	27,009	29,921	—	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(5,909,640)	(8,034,354)	(12,940,902)	(26,080,915)
Beginning of year	123,705,016	131,739,370	457,887,543	483,968,458

End of year	$117,795,376	$123,705,016	$444,946,641	$457,887,543

Undistributed net investment income, end of year	$828,755	$1,294,135	$673,979	$1,601,266

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

45	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	MPA
	Year Ended July 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$9,437,503	$10,153,571
Net realized gain	1,004,627	463,675
Net change in unrealized (depreciation)	(7,113,551)	(14,202,647)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	3,328,579	(3,585,401)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(9,542,548)	(9,982,228)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(6,213,969)	(13,567,629)
Beginning of year	210,170,356	223,737,985

End of year	$203,956,387	$210,170,356

Undistributed net investment income, end of year	$646,458	$766,735

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows

Year Ended July 31, 2018

	MUC	MUJ	MFT	MIY	MPA

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$6,911,656	$13,613,766	$811,021	$8,086,821	$3,328,579
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	251,726,833	104,166,047	62,053,783	56,086,358	71,009,857
Purchases of long-term investments	(273,835,457)	(124,818,405)	(64,631,329)	(69,364,960)	(75,413,028)
Net (purchases) sales of short-term securities	596,074	19,246,020	145,711	1,331,734	(72,996)
Amortization of premium and accretion of discount on investments and other fees	7,428,711	792,405	829,740	3,591,306	881,238
Net realized (gain) loss on investments	922,526	(176,820)	(275,009)	(300,885)	381,350
Net unrealized depreciation on investments	22,080,270	10,979,061	6,277,978	14,554,264	7,210,181
(Increase) Decrease in Assets:
Receivables:
Interest — unaffiliated	(919,522)	99,663	4,014	(187,986)	(64,666)
Dividends — affiliated	(10,447)	5,129	86	(1,591)	(550)
Variation margin on futures contracts	24,125	21,828	6,211	31,062	10,172
Prepaid expenses	(588)	13,247	(563)	13,241	(608)
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	(455,196)	(313,091)	(86,441)	(299,309)	(140,272)
Interest expense and fees	328,562	55,850	41,877	85,278	79,029
Directors’ and Officer’s	7,688	(2,380)	(668)	(2,347)	(830)
Variation margin on futures contracts	71,909	20,912	4,471	34,802	13,113
Other accrued expenses	(38,021)	(25,015)	(23,786)	(17,663)	(16,794)

Net cash provided by operating activities	14,839,123	23,678,217	5,157,096	13,640,125	7,203,775

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Proceeds from TOB Trust Certificates	25,502,589	4,087,722	5,359,017	18,765,017	4,023,036
Repayments of TOB Trust Certificates	(21,282,663)	(5,217,299)	(3,801,565)	(10,765,142)	(1,673,111)
Proceeds from Loan for TOB Trust Certificates	5,132,664	—	256,778	765,142	1,023,036
Repayments of Loan for TOB Trust Certificates	(5,132,664)	—	(256,778)	(1,265,017)	(1,023,036)
Cash dividends paid to Common Shareholders	(27,963,694)	(22,756,459)	(6,788,354)	(21,382,662)	(9,633,344)
Increase in bank overdraft	9,070,647	33,778	6,806	14,950	4,511
Amortization of deferred offering costs	—	19,041	—	9,587	11,133

Net cash used for financing activities	(14,673,121)	(23,833,217)	(5,224,096)	(13,858,125)	(7,267,775)

CASH
Net increase (decrease) in restricted and unrestricted cash and foreign currency	166,002	(155,000)	(67,000)	(218,000)	(64,000)
Restricted and unrestricted cash and foreign currency at beginning of year	443,500	376,000	114,550	553,950	181,800

Restricted and unrestricted cash and foreign currency at end of year	$609,502	$221,000	$47,550	$335,950	$117,800

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$8,199,066	$6,000,682	$1,700,586	$5,630,568	$2,605,333

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$—	$—	$27,009	$—	$—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged:
Futures contracts	$609,502	$221,000	$47,550	$335,950	$117,800

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged:
Futures contracts	$443,500	$376,000	$114,550	$553,950	$181,800

See notes to financial statements.

FINANCIAL STATEMENTS	47

Financial Highlights

(For a share outstanding throughout each period)

	MUC
	Year Ended July 31,
	2018	2017	2016	2015		2014
Net asset value, beginning of year	$15.53	$16.51	$15.78	$15.82		$14.52

Net investment income(a)	0.64	0.69	0.77	0.78		0.82
Net realized and unrealized gain (loss)	(0.47)	(0.93)	0.76	(0.00	)(b)	1.34

Net increase (decrease) from investment operations	0.17	(0.24)	1.53	0.78		2.16

Distributions to Common Shareholders from net investment income(c)	(0.67)	(0.74)	(0.80)	(0.82)		(0.86)

Net asset value, end of year	$15.03	$15.53	$16.51	$15.78		$15.82

Market price, end of year	$13.07	$14.75	$16.28	$14.28		$14.04

Total Return Applicable to Common Shareholders(d)
Based on net asset value	1.54%	(1.08)%	10.20%	5.52%		15.94%

Based on market price	(7.03)%	(4.73)%	20.08%	7.60%		12.25%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.38%	2.04%	1.60%	1.47%		1.57%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.29%	1.96%	1.55%	1.45%		1.51%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(e)	0.93%	0.93%	0.93%	0.93%		0.93%

Net investment income to Common Shareholders	4.20%	4.44%	4.79%	4.88%		5.44%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$616,387	$636,865	$677,128	$646,897		$648,837

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$254,000	$254,000	$254,000	$254,000		$254,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$342,672	$350,734	$366,586	$354,684		$355,448

Borrowings outstanding, end of year (000)	$185,905	$181,685	$169,699	$161,571		$88,271

Portfolio turnover rate	24%	19%	21%	25%		25%

(a)	Based on average Common Shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MUJ
	Year Ended July 31,
	2018		2017		2016		2015		2014
Net asset value, beginning of year	$15.57		$16.55		$15.62		$15.74		$14.51

Net investment income(a)	0.71		0.77		0.84		0.84		0.86
Net realized and unrealized gain (loss)	(0.26)		(0.94)		0.96		(0.07)		1.27

Net increase (decrease) from investment operations	0.45		(0.17)		1.80		0.77		2.13

Distributions to Common Shareholders(b)
From net investment income	(0.74)		(0.81)		(0.87)		(0.89)		(0.89)
From net realized gain	—		—		—		—		(0.01)

Total distributions	(0.74)		(0.81)		(0.87)		(0.89)		(0.90)

Net asset value, end of year	$15.28		$15.57		$16.55		$15.62		$15.74

Market price, end of year	$12.90		$14.88		$16.12		$13.55		$14.11

Total Return Applicable to Common Shareholders(c)
Based on net asset value	3.52%		(0.57)%		12.39%		5.59%		15.79%

Based on market price	(8.55)%		(2.44)%		26.20%		2.18%		13.24%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.23%		1.89%		1.52%		1.62	%(d)	1.64%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.23%		1.89%		1.52%		1.57	% (d)	1.57%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense fees and amortization of offering costs(e)	0.93	%(f)	0.91	%(f)	0.90	%(f)	1.02	%(d),(f)	1.25	%(f)

Net investment income to Common Shareholders	4.60%		4.95%		5.27%		5.27%		5.78%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$460,727		$469,417		$499,058		$470,946		$335,425

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$237,100		$237,100		$237,100		$237,100		$172,700

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$294,318		$297,983		$310,484		$298,628		$294,224

Borrowings outstanding, end of year (000)	$62,747		$63,877		$55,089		$52,744		$34,699

Portfolio turnover rate	14%		8%		9%		10%		16%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and paid indirectly and total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs would have been 1.52%, 1.50% and 0.95%, respectively.

(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(f)	The total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

	Year Ended July 31,
	2018	2017	2016	2015	2014
Expense ratios	0.93%	0.91%	0.89%	1.01%	0.95%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MFT
	Year Ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.60	$15.55	$14.95	$14.83	$13.61

Net investment income(a)	0.74	0.79	0.83	0.84	0.85
Net realized and unrealized gain (loss)	(0.64)	(0.91)	0.62	0.13	1.22

Net increase (decrease) from investment operations	0.10	(0.12)	1.45	0.97	2.07

Distributions to Common Shareholders from net investment income(b)	(0.80)	(0.83)	(0.85)	(0.85)	(0.85)

Net asset value, end of year	$13.90	$14.60	$15.55	$14.95	$14.83

Market price, end of year	$13.03	$14.67	$16.09	$13.37	$13.26

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.92%	(0.51)%	10.31%	7.25%	16.40%

Based on market price	(5.85)%	(3.39)%	27.63%	7.27%	16.10%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.47%	2.07%	1.61%	1.56%	1.67%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.47%	2.07%	1.61%	1.56%	1.67%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	1.03%	1.00%	0.96%	0.98%	1.00%

Net investment income to Common Shareholders	5.23%	5.35%	5.45%	5.52%	6.04%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$117,795	$123,705	$131,739	$126,696	$125,647

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$56,500	$56,500	$56,500	$56,500	$56,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$308,487	$318,947	$333,167	$324,240	$322,384

Borrowings outstanding, end of year (000)	$28,786	$27,229	$21,953	$19,488	$20,284

Portfolio turnover rate	30%	34%	21%	13%	32%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MIY
	Year Ended July 31,
	2018	2017	2016		2015		2014
Net asset value, beginning of year	$15.48	$16.36	$15.48		$15.24		$14.16

Net investment income(a)	0.69	0.75	0.79		0.83		0.86
Net realized and unrealized gain (loss)	(0.42)	(0.86)	0.92		0.27		1.12

Net increase (decrease) from investment operations	0.27	(0.11)	1.71		1.10		1.98

Distributions to Common Shareholders from net investment income(b)	(0.71)	(0.77)	(0.83)		(0.86)		(0.90)

Net asset value, end of year	$15.04	$15.48	$16.36		$15.48		$15.24

Market price, end of year	$12.89	$14.19	$15.38		$13.22		$13.47

Total Return Applicable to Common Shareholders(c)
Based on net asset value	2.37%	(0.07)%	11.99%		8.08%		15.24%

Based on market price	(4.29)%	(2.56)%	23.28%		4.43%		14.74%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.16%	1.88%	1.54	%(d)	1.52	%(e)	1.54%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.16%	1.88%	1.54	%(d)	1.48	%(e)	1.54%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	0.89%	0.89%	0.93	%(d)	0.93	%(e)	0.93%

Net investment income to Common Shareholders	4.49%	4.81%	5.02%		5.30%		5.94%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$444,947	$457,888	$483,968		$282,534		$278,143

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$231,900	$231,900	$231,900		$144,600		$144,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$291,870	$297,450	$308,697		$295,390		$292,354

Borrowings outstanding, end of year (000)	$60,002	$52,002	$51,227		$23,487		$23,487

Portfolio turnover rate	8%	13%	19%		19%		16%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs total expenses, total expenses after fees waived and/or reimbursed and paid indirectly and total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs would have been 1.49%, 1.49% and 0.88%, respectively.

(e)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs total expenses, total expenses after fees waived and/or reimbursed and paid indirectly and total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs would have been 1.48%, 1.48% and 0.92%, respectively

(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MPA
	Year Ended July 31,
	2018	2017	2016	2015		2014
Net asset value, beginning of year	$15.74	$16.76	$15.77	$15.77		$14.59

Net investment income(a)	0.71	0.76	0.80	0.81		0.87
Net realized and unrealized gain (loss)	(0.47)	(1.03)	1.02	0.07		1.20

Net increase (decrease) from investment operations	0.24	(0.27)	1.82	0.88		2.07

Distributions to Common Shareholders from net investment income(b)	(0.71)	(0.75)	(0.83)	(0.88)		(0.89)

Net asset value, end of year	$15.27	$15.74	$16.76	$15.77		$15.77

Market price, end of year	$13.26	$14.69	$16.07	$13.50		$13.89

Total Return Applicable to Common Shareholders(c)
Based on net asset value	2.09%	(1.20)%	12.38%	6.33%		15.39%

Based on market price	(5.01)%	(3.83)%	25.87%	3.34%		13.45%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.26%	1.91%	1.46%	1.54	%(d)	1.48%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.26%	1.91%	1.46%	1.45	%(d)	1.48%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(e)	0.95%	0.94%	0.89%	0.96	%(d)	0.95%

Net investment income to Common Shareholders	4.56%	4.83%	4.98%	5.05%		5.79%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$203,956	$210,170	$223,738	$210,549		$181,459

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$82,600	$82,600	$82,600	$82,600		$66,300

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$346,921	$354,444	$370,869	$354,901		$373,693

Borrowings outstanding, end of year (000)	$58,176	$55,826	$48,710	$28,468		$37,066

Portfolio turnover rate	21%	15%	17%	21%		16%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and paid indirectly and total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs would have been 1.40%, 1.40% and 0.91%, respectively.

(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniHoldings California Quality Fund, Inc.	MUC	Maryland	Diversified
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	MUJ	Maryland	Non-diversified
BlackRock MuniYield Investment Quality Fund	MFT	Massachusetts	Diversified
BlackRock MuniYield Michigan Quality Fund, Inc.	MIY	Maryland	Non-diversified
BlackRock MuniYield Pennsylvania Quality Fund	MPA	Massachusetts	Non-diversified

The Boards of Directors and Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors or trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowing (e.g.,TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, if applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Fund provide the Fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a Fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a Fund, upon the occurrence of a termination event, as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. The management of each of MFT, MIY and MPA believes that each fund’s restrictions on borrowings do not apply to the funds’ TOB Trust transactions. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total
MUC	$2,170,748	$850,378	$253,015	$3,274,141
MUJ	807,142	260,118	178,593	1,245,853
MFT	351,327	125,234	52,112	528,673
MIY	701,919	246,261	73,022	1,021,202
MPA	669,570	282,068	62,858	1,014,496

For the year ended July 31, 2018, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MUC	$379,237,653	$185,905,192	0.90% — 1.04%	$183,491,590	1.78%
MUJ	115,162,792	62,747,370	0.94 — 1.14	66,504,033	1.87
MFT	51,127,475	28,786,188	0.94 — 1.29	28,974,795	1.82
MIY	111,935,460	60,002,056	0.97 — 1.14	55,446,515	1.82
MPA	101,796,561	58,176,315	0.94 — 1.14	56,158,157	1.81

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (continued)

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at July 31, 2018 in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at July 31, 2018.

For the year ended July 31, 2018, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

	Loan Outstanding at Period End	Interest Rate on Loan at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MUC	$—	—%	$40,437	0.78%
MFT	—	—	8,442	0.78
MIY	—	—	415,027	1.45
MPA	—	—	22,423	0.78

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts on the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

INVESTMENT ADVISORY: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

	MUC	MUJ	MFT	MIY	MPA
Investment advisory fee	0.55%	0.50%	0.50%	0.49%	0.49%

For purposes of calculating these fees, “net assets” mean the total assets of each Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s net asset value.

Waivers: The Manager, for MUC, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2018, the waiver was $550,474.

56	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2018, the amounts waived were as follows:

	MUC	MUJ	MFT	MIY	MPA
Amounts waived	$3,478	$3,853	$565	$3,509	$448

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2019. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the year ended July 31, 2018, there were no fees waived by the Manager.

Directors and Officers: Certain Directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended July 31, 2018, purchases and sales of investments, excluding short-term securities, were as follows:

	MUC	MUJ	MFT	MIY	MPA
Purchases	$283,165,201	$103,981,070	$62,389,052	$69,364,960	$73,284,725
Sales	250,229,249	104,166,047	61,428,248	56,086,358	71,009,857

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to amortization and accretion methods on fixed-income securities, non-deductible expenses, the expiration of capital loss carryforwards, distributions received from a regulated investment company and the sale of bonds received from TOB Trusts were reclassified to the following accounts:

	MUC	MUJ	MFT	MIY	MPA
Paid-in capital	$—	$(19,040)	$(4,616,682)	$(9,587)	$(905,041)
Undistributed net investment income	126,510	(114,959)	(27,710)	(161,035)	(15,232)
Accumulated net realized loss	(126,510)	133,999	4,644,392	170,622	920,273

The tax character of distributions paid was as follows:

		MUC	MUJ	MFT	MIY	MPA
Tax-exempt income(a)	07/31/2018	$32,637,109	$27,091,140	$7,961,089	$25,583,566	$11,196,172
	07/31/2017	$34,401,011	$28,192,536	$8,017,243	$26,448,104	$11,312,425
Ordinary income(b)	07/31/2018	6,036	23,692	371	138,801	16,243
	07/31/2017	—	59,052	—	45,447	—

Total	07/31/2018	$32,643,145	$27,114,832	$7,961,460	$25,722,367	$11,212,415

	07/31/2017	$34,401,011	$28,251,588	$8,017,243	$26,493,551	$11,312,425

(a)	The Funds designate these amounts paid during the fiscal year ended July 31, 2018, as exempt-interest dividends.
(b)

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (continued)

As of period end the tax components of accumulated net earnings (losses) were as follows:

	MUC	MUJ	MFT	MIY	MPA
Undistributed tax-exempt income	$1,235,832	$1,029,040	$624,712	$736,394	$—
Undistributed ordinary income	—	5,795	513	—	2,043
Undistributed long-term capital gains	452,298	—	—	—	—
Capital loss carryforwards	—	(715,913)	(5,782,781)	(1,788,344)	(1,352,328)
Net unrealized gains(a)	33,402,100	36,318,559	9,519,294	26,962,254	10,603,536

	$35,090,230	$36,637,481	$4,361,738	$25,910,304	$9,253,251

(a)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the treatment of residual interests in TOB Trusts and the deferral of compensation to Directors.

As of period end the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	MUJ	MFT	MIY	MPA
No expiration date(a)	$715,913	$5,782,781	$1,788,344	$1,302,025
2019	—	—	—	50,303

	$715,913	$5,782,781	$1,788,344	$1,352,328

(a)	Must be utilized prior to losses subject to expiration.

During the year ended July 31, 2018, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

	MUJ	MFT	MIY	MPA
Amount utilized	$3,414,672	$768,939	$2,670,290	$1,109,504

As of July 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	MUC	MUJ	MFT	MIY	MPA
Tax cost	$854,115,307	$658,094,477	$163,408,968	$642,589,220	$273,356,492

Gross unrealized appreciation	$35,770,486	$39,435,969	$9,811,045	$29,220,179	$12,645,535
Gross unrealized depreciation	(2,027,266)	(3,117,397)	(291,751)	(1,482,426)	(1,861,461)

Net unrealized appreciation	$33,743,220	$36,318,572	$9,519,294	$27,737,753	$10,784,074

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

58	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Each of MUC, MUJ, MIY and MPA invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject each Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Funds’respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, MUC invested a significant portion of its assets in securities in the county, city, special district and school district sector, MUJ and MFT invested a significant portion of their assets in securities in the transportation sector and MIY invested a significant portion of its assets in securities in the health sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

10.	CAPITAL SHARE TRANSACTIONS

Common Shares

MFT and MPA each is authorized to issue an unlimited number of Common Shares and 1 million Preferred Shares, all of which were initially classified as Common Shares. MUC, MUJ and MIY each is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10, except for MFT and MPA, which is $0.05. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

For the years ended July 31, 2018, and July 31, 2017, shares issued and outstanding increased by 1,844 and 2,005, respectively, for MFT as a result of dividend reinvestment.

For the years ended July 31, 2018 and July 31, 2017, shares issued and outstanding remained constant for MUC, MUJ, MIY and MPA.

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (continued)

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of a Fund. The 1940 Act prohibits the declaration of any dividend on a Fund’s Common Shares or the repurchase of a Fund’s Common Shares if a Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Fund’s Preferred Shares or repurchasing such shares if a Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors to the Board of each Fund. The holders of Preferred Shares are also entitled to elect the full Board of Directors if dividends on the Preferred Shares are not paid for a period of two years. The holders of Preferred Shares are also generally entitled to a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MUJ, MIY and MPA (collectively, the “VRDP Funds”) have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in privately negotiated offerings. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and are currently in a special rate period, each as described below.

As of period end, the VRDP Shares outstanding of each Fund were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MUJ	06/30/11	1,727	$172,700,000	07/01/41
	04/13/15	644	64,400,000	07/01/41
MIY	04/21/11	1,446	144,600,000	05/01/41
	09/14/15	873	87,300,000	05/01/41
MPA	05/19/11	663	66,300,000	06/01/41
	04/13/15	163	16,300,000	06/01/41

Redemption Terms: Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, each VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of each VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: Each VRDP Fund entered into a fee agreement with the liquidity provider that requires an initial commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The initial fee agreement between each VRDP Fund and its respective liquidity provider was for a 364 day term and was scheduled to expire on June 29, 2012 for MUJ, on April 20, 2012 for MIY, and on May 18, 2012 for MPA. Each fee agreement was subsequently renewed for additional terms. The most recent extension is scheduled to expire on April 15, 2020 for MUJ, and on July 4, 2019 for each of MIY and MPA, unless renewed or terminated in advance.

In the event a fee agreement is not renewed or is terminated in advance, and the VRDP Fund does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares of such VRDP fund will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, the VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance the VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all the Fund’s VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), each VRDP Fund may incur no remarketing fees.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VRDP Shares were assigned a long-term rating of Aa2 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

60	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For the year ended July 31, 2018, the annualized dividend rates for the VRDP Shares were as follows:

	MUJ	MIY	MPA
Rate	2.03%	2.02%	2.02%

Ratings: The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: On June 21, 2012, MIY and MPA commenced a three-year special rate period ending June 24, 2015 with respect to their VRDP Shares, during which the VRDP Shares were not subject to any remarketing and the dividend rate was based on a predetermined methodology. The special rate period has been subsequently extended and is currently set to expire on June 19, 2019. Prior to June 19, 2019, the holder of the VRDP Shares and MIY and MPA may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

On April 17, 2014, MUJ commenced a three-year special rate period ending April 19, 2017 with respect to its VRDP Shares, during which the VRDP Shares were not subject to any remarketing and the dividend rate was based on a predetermined methodology. The special rate period has been subsequently extended to April 15, 2020. Prior to April 15, 2020, the holder of the VRDP Shares and MUJ may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period, the liquidity and fee agreements remain in effect and the VRDP Shares remain subject to mandatory redemption on the maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. During the special rate period, MIY, MPA and MUJ are required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period. MUJ will pay a nominal fee at the annual rate of 0.01% to the liquidity provider and remarketing agent during the special rate period. MIY and MPA will not pay any fees to the liquidity provider and remarketing agent during the special rate period. MIY, MPA and MUJ will also pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If the VRDP Funds redeem the VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

For the year ended July 31, 2018, VRDP Shares issued and outstanding of the VRDP Funds remained constant.

VMTP Shares

MUC and MFT (collectively, the “VMTP Funds”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in privately negotiated offerings and sales of VMTP Shares exempt from registration under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and VMTP Funds may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing documents generally require the consent of the holders of VMTP Shares.

As of period end, the VMTP Shares outstanding of each Fund were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MUC	03/22/12	2,540	$254,000,000	03/30/19
MFT	12/16/11	565	56,500,000	07/02/19

Redemption Terms: Each VMTP Fund is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. In May 2018, the term redemption date for MFT was extended to July 2, 2019. There is no assurance that the term of a Fund’s VMTP Shares will be extended further or that a Fund’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, each VMTP Fund is required to begin to segregate liquid assets with the Funds’ custodian to fund the redemption. In addition, each VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Fund’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of each VMTP Fund. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If the VMTP Fund redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements  (continued)

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VMTP Shares were assigned a long-term rating of Aa1 for MFT and Aa2 for MUC from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Funds fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended July 31, 2018, the annualized dividend rates for the VMTP Shares were as follows:

	MUC	MFT
Rate	2.07%	2.15%

For the year ended July 31, 2018, VMTP Shares issued and outstanding of each VMTP Fund remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

	Dividends Accrued	Deferred Offering Costs Amortization
MUC	$5,253,486	$—
MUJ	4,810,679	19,041
MFT	1,213,790	—
MIY	4,694,644	9,587
MPA	1,669,866	11,133

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
MUC	$0.0475	$0.0475	VMTP	W-7	$513,637
MUJ	0.0525	0.0525	VRDP	W-7	518,957
MFT	0.0590	0.0590	VMTP	W-7	118,093
MIY	0.0520	0.0520	VRDP	W-7	506,495
MPA	0.0555	0.0555	VRDP	W-7	180,407

(a)	Net investment income dividend paid on September 4, 2018 to Common Shareholders of record on August 15, 2018.
(b)	Net investment income dividend declared on September 4, 2018, payable to Common Shareholders of record on September 14, 2018.
(c)	Dividends declared for period August 1, 2018 to August 31, 2018.

62	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniHoldings California Quality Fund, Inc., BlackRock MuniHoldings New Jersey Quality Fund, Inc., BlackRock MuniYield Investment Quality Fund, BlackRock MuniYield Michigan Quality Fund, Inc., and BlackRock MuniYield Pennsylvania Quality Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock MuniHoldings California Quality Fund, Inc., BlackRock MuniHoldings New Jersey Quality Fund, Inc., BlackRock MuniYield Investment Quality Fund, BlackRock MuniYield Michigan Quality Fund, Inc., and BlackRock MuniYield Pennsylvania Quality Fund (the “Funds”), including the schedules of investments, as of July 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2018, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

September 20, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT TO SHAREHOLDERS	63

Disclosure of Investment Advisory Agreements

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock MuniHoldings California Quality Fund, Inc. (“MUC”), BlackRock New Jersey Quality Fund (“MUJ”), BlackRock MuniYield Investment Quality Fund (“MFT”), BlackRock MuniYield Michigan Quality Fund, Inc. (“MIY”) and BlackRock MuniYield Pennsylvania Quality Fund (“MPA” and together with MUC, MUJ, MFT and MIY, each a “Fund,” and, collectively, the “Funds”) met in person on April 24, 2018 (the “April Meeting”) and June 6-7, 2018 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Agreement,” and collectively, the “Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Manager is referred to herein as “BlackRock”.

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Fund consisted of ten individuals, eight of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of its Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Agreement for its Fund on an annual basis. Each Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. Each Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement for its Fund. Each Board’s consideration of the Agreement for its Fund is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to its Fund by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, accounting, administrative, and shareholder services; oversight of the Fund’s service providers; marketing; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

Each Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement for its Fund, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to the Fund; (e) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (f) the Fund’s adherence to its compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (n) periodic updates on BlackRock’s business.

Each Board considered BlackRock’s efforts during the past several years with regard to the redemption of outstanding auction rate preferred securities. Each Fund has redeemed all of its outstanding auction rate preferred securities.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, each Board requested and received materials specifically relating to the Agreement for its Fund. Each Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding the Funds’ fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Funds’ as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of the Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to each Fund’s Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) review of non-management fees; (f) the existence and impact and sharing of potential economies of scale, if any, and the sharing of potential economies of scale with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by each Board as appropriate regarding BlackRock’s and the operations of its Fund.

64	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreement for its Fund. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, each Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. Each Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its Fund. Throughout the year, each Board compared its Fund’s performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. Each Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and its Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to its Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the quality of the administrative and other non-investment advisory services provided to its Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder, and other services (in addition to any such services provided to its Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the April Meeting, each Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of its Fund’s performance as of December 31, 2017. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, each Board received and reviewed information regarding the investment performance of its Fund as compared to its Performance Peers and a custom peer group of funds as defined by BlackRock (“Customized Peer Group”). Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, each Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board of each of MUC, MFT and MIY noted that for each of the one-, three- and five-year periods reported, its Fund ranked first out of two funds against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for each respective Fund. The Composite measures a blend of total return and yield.

The Board of MUJ noted that for each of the one-, three- and five-year periods reported, MUJ ranked first out of three funds against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MUJ. The Composite measures a blend of total return and yield.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	65

Disclosure of Investment Advisory Agreements  (continued)

The Board of MPA noted that for each of the one-, three- and five-year periods reported, MPA ranked first out of four funds against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MPA. The Composite measures a blend of total return and yield.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Each Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to its Fund. Each Board reviewed BlackRock’s estimated profitability with respect to its Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. Each Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the estimated cost of the services provided to its Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing its Fund, to the Fund. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement for its Fund and to continue to provide the high quality of services that is expected by the Board. Each Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing its Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board of MUC noted that MUC’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Expense Peers.

The Board of each of MUJ, MFT, MIY and MPA noted that its Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. Each Board considered the Fund’s asset levels and whether the current fee was appropriate.

Based on each Board’s review and consideration of the issue, each Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with its Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. Each Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. Each Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement for its Fund, each Board also received information regarding BlackRock’s brokerage and soft dollar practices. Each Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Each Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the completion of the redemption of auction rate preferred securities for all of the BlackRock closed-end funds; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the

66	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Fund for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of the Agreement for its Fund were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement for its Fund, each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	67

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”) . If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MPA that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MUC, MUJ, MFT and MIY that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A., through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

68	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships During Past Five Years
Richard E. Cavanagh 1946	Chair of the Board and Director (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) since 2015 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	73 RICs consisting of 73 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Director (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	73 RICs consisting of 73 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Director (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	73 RICs consisting of 73 Portfolios	None
Cynthia L. Egan 1955	Director (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	73 RICs consisting of 73 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Director (Since 2007)	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014 and since 2016; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	73 RICs consisting of 73 Portfolios	None
R. Glenn Hubbard 1958	Director (Since 2007)	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	73 RICs consisting of 73 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 1951	Director (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	73 RICs consisting of 73 Portfolios	None
Catherine A. Lynch 1961	Director (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	73 RICs consisting of 73 Portfolios	None

DIRECTOR AND OFFICER INFORMATION	69

Director and Officer Information  (continued)

Interested Directors (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Investment Company Directorships During Past Five Years
Robert Fairbairn 1965	Director (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock's Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock's Human Capital Committee; Global Head of BlackRock's Retail and iShares® businesses from 2012 to 2016.	130 RICs consisting of 317 Portfolios	None
John M. Perlowski 1964	Director (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	130 RICs consisting of 317 Portfolios	None
(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Director will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding of good cause therefor.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Board in 2007, each Director first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

(d) For purposes of this chart, "RICs" refers to investment companies registered under the 1940 Act and "Portfolios" refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 73 RICs consisting of 73 Portfolios. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex.

(e) Mr. Fairbairn and Mr. Perlowski are both "interested persons," as defined in the 1940 Act, of the Fund based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon a finding of good cause therefor.

70	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Fund serve at the pleasure of the Board.

As of August 3, 2018, the portfolio managers of MUC are Kevin Maloney, Walter O’Connor and Phillip Soccio. Mr. Maloney joined MUC’s portfolio management team effective August 3, 2018. Mr. Maloney has been an Associate of BlackRock, Inc. since 2014 and an Analyst thereof from 2011 to 2013.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10286

VRDP Liquidity Providers

Citibank, N.A.(a)

New York, NY 10179

Bank of America, N.A.(b)

New York, NY 10036

VRDP Remarketing Agents

Citigroup Global Markets Inc.(a)

New York, NY 10179

Merrill Lynch, Pierce, Fenner & Smith Incorporated(b)

New York, NY 10036

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Boston, MA 02116

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For MIY and MPA.
(b)	For MUJ.

DIRECTOR AND OFFICER INFORMATION	71

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2018 for shareholders of record on May 31, 2018, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

	Michael J. Castellano			Richard E. Cavanagh			Cynthia L. Egan
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MUC	37,780,236	1,033,087		37,392,272	1,421,051		37,873,525	939,798
MUJ	27,671,468	942,695		27,671,856	942,307		27,623,370	990,793
MIY	27,289,867	1,242,586		27,274,638	1,257,815		27,295,892	1,236,561

		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain
MFT	7,995,911	123,080	97,821	7,978,919	137,130	100,763	7,995,351	121,646	99,815
MPA	11,599,717	478,593	49,589	11,538,730	526,407	62,762	11,624,188	455,391	48,320

	Robert Fairbairn			R. Glenn Hubbard			Catherine A. Lynch
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MUC	37,812,466	1,000,857		37,387,498	1,425,825		37,752,932	1,060,391
MUJ	27,672,056	942,107		27,559,581	1,054,582		27,723,999	890,164
MIY	27,316,541	1,215,912		27,260,109	1,272,344		27,307,302	1,225,151

		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain
MFT	7,988,813	118,510	109,489	7,971,902	146,081	98,829	7,985,964	132,018	98,830
MPA	11,812,625	265,687	49,587	11,669,875	408,437	49,587	11,628,758	254,065	245,076

	John M. Perlowski			Karen P. Robards			Frank J. Fabozzi (a)
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MUC	37,658,953	1,154,370		37,712,450	1,100,873		2,540	0
MUJ	27,670,556	943,607		27,611,120	1,003,043		2,371	0
MIY	27,305,591	1,226,862		27,277,198	1,255,255		2,319	0

		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain
MFT	7,994,893	123,090	98,829	7,992,591	125,392	98,829	565	0	0
MPA	11,779,836	284,522	63,541	11,428,584	452,492	246,823	826	0	0

							W. Carl Kester (a)
							Votes For	Votes Withheld
MUC							2,540	0
MUJ							2,371	0
MIY							2,319	0

								Votes Against	Abstain
MFT							565	0	0
MPA							826	0	0

(a)	Voted on by holders of Preferred Shares only.

Fund Certification

Certain Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

72	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. Except as described on page 71, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds, may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

ADDITIONAL INFORMATION	73

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

74	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BAM	Build America Mutual Assurance Co.
BARB	Building Aid Revenue Bonds
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
GARB	General Airport Revenue Bonds
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency
IDA	Industrial Development Authority
IDB	Industrial Development Board
ISD	Independent School District
LRB	Lease Revenue Bonds
M/F	Multi-Family
NPFGC	National Public Finance Guarantee Corp.
RB	Revenue Bonds
S/F	Single-Family
Syncora	Syncora Guarantee
VRDN	Variable Rate Demand Notes

GLOSSARY OF TERMS USED IN THIS REPORT	75

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MQUAL5-7/18-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been Principal of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Pennsylvania Quality Fund	$39,780	$39,780	$0	$0	$12,300	$12,342	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Pennsylvania Quality Fund	$12,300	$12,342

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Phillip Soccio, CFA, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock and Michael Perilli, Vice President at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Soccio, Jaeckel and Perilli have been members of the registrant’s portfolio management team since 2008, 2006 and 2018, respectively.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr., CFA	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Phillip Soccio, CFA	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.
Michael Perilli	Vice President of BlackRock since 2014; Associate of BlackRock from 2008 to 2014.

(a)(2) As of July 31, 2018:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr., CFA	36	0	0	0	0	0
	$24.50 Billion	$0	$0	$0	$0	$0
Phillip Soccio, CFA	18	0	0	0	0	0
	$6.09 Billion	$0	$0	$0	$0	$0
Michael Perilli	16	0	0	0	0	0
	$4.57 Billion	$0	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.    It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of July 31, 2018:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2018.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall

performance of these portfolios and BlackRock.    In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($275,000 for 2018). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2018.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr., CFA	None
Phillip Soccio, CFA	$10,001 - $50,000
Michael Perilli	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Pennsylvania Quality Fund

By:	/s/ John M. Perlowski
John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock MuniYield Pennsylvania Quality Fund

Date: October 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock MuniYield Pennsylvania Quality Fund

Date: October 4, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock MuniYield Pennsylvania Quality Fund

Date: October 4, 2018